As filed with the Securities and Exchange Commission on April 24, 2018

File Nos. 033-95472 and 811-09082

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933 ☒

Post-Effective Amendment No. 35 ☒

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No. 36 ☒

M Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

M Financial Plaza

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (503) 232-6960

(Name and Address of Agent for Service)

Copies to:

Bridget McNamara-Fenesy, President	Frederick R. Bellamy, Esquire
M Fund, Inc.	Eversheds Sutherland LLP
M Financial Plaza	700 Sixth Street, N.W.
1125 NW Couch Street, Suite 900	Washington, D.C. 20001-3980
Portland, Oregon 97209

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b)

☒ on May 1, 2018 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on (Date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (Date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

M FUND, INC.

PROSPECTUS

May 1, 2018

M International Equity Fund (MBEQX)

M Large Cap Growth Fund (MTCGX)

M Capital Appreciation Fund (MFCPX)

M Large Cap Value Fund (MBOVX)

M Fund, Inc. (the "Corporation") is a mutual fund group that currently offers shares in the four Funds listed above (each a "Fund" and collectively, the "Funds"). The Funds are available through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies. This prospectus should be read along with the prospectus for the applicable insurance or annuity policies. As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved any of the shares of the Corporation as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

TABLE OF CONTENTS

Fund Summaries	3
M International Equity Fund	3
M Large Cap Growth Fund	7
M Capital Appreciation Fund	11
M Large Cap Value Fund	14
Purchasing Fund Shares	18
Selling Fund Shares	18
Tax Information	18
Payments to Insurance Companies and their Affiliates	18
Investment Strategies	19
M International Equity Fund	19
M Large Cap Growth Fund	20
M Capital Appreciation Fund	20
M Large Cap Value Fund	21
Security Types	22
Risks of Investing in the Funds	23
Management of the Funds	26
Investing with M Fund, Inc.	30
Distributions and Taxes	32
Financial Highlights	33
For More Information	See Back Cover

2

FUND SUMMARIES

M INTERNATIONAL EQUITY FUND

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities or variable life insurance plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits. If these fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investments)

Management Fees	0.70%
Distribution (12b-1) Fee	None
Other Expenses[1]	0.20%
Total Annual Fund Operating Expenses	0.90%

1 For the period from May 1, 2018 to April 30, 2019, M Financial Investment Advisers, Inc. (the "Adviser") has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund's annualized average daily net assets. The Adviser may elect to recapture any amounts waived or reimbursed earlier in the fiscal year, subject to certain conditions, including that repayment does not cause operating expenses to exceed 0.25%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund's operating expenses remain the same and the expense limitation remains in place for the time period indicated. These expense examples do not reflect the fees and charges imposed by the applicable insurance company. If these fees and charges were included, the costs shown below would be higher. Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$92	$287	$498	$1,108

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when

3

Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. These countries may include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa and Asia. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

Securities will generally be purchased in the form of common stock, preferred stock, securities that are convertible into common stock, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), International Depositary Receipts (IDRs) or Global Depositary Receipts (GDRs). The Fund focuses on stocks with capitalizations of $1 billion or more. The Fund also may invest in emerging market securities.

The Fund's sub-adviser, Northern Cross, LLC's ("Northern Cross") investment philosophy is to buy undervalued quality companies with improving margins and aim to hold them for five to seven years.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goal. The Fund's share price will fluctuate, which means you could lose money on your investment in the Fund. The Fund's investment performance could be worse than other investments:

•  if the stock market as a whole goes down;

•  if the market values the stocks in the Fund's portfolio lower than Northern Cross believes they should be valued;

•  because a cybersecurity breach could result in the loss or theft of customer data or funds;

•  because the 2008 financial crisis in the U.S. and many foreign economies, including the European sovereign debt and banking crises, as well as ongoing responses by governments and reactions by market participants have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets;

•  because investments in securities of foreign issuers may have more frequent and larger price changes than U.S. securities;

•  because emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S.;

•  because investments in foreign issuers involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, less-strict regulation of securities markets and less liquidity and more volatility than domestic markets, which may result in delays in settling securities transactions;

•  if the stocks in the Fund's portfolio do not grow over the long term or grow less rapidly than expected; or

•  because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, may be more prone to global economic risks and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

4

Performance

The following information may give some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each of the last ten calendar years and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance (i.e. MSCI AC World ex US Index). The performance prior to June 17, 2011 reflects the performance results obtained under a different sub-adviser using different investment strategies. Had the current sub-adviser and investment strategies been in place during the period shown, the performance results may have been different. The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

Highest quarterly return:  25.29% (for the quarter ended 06/30/2009)

Lowest quarterly return:  (22.89)% (for the quarter ended 09/30/2011)

The table below shows the Fund's average annual total returns for the periods indicated and how those returns compare to those of the MSCI AC World ex U.S. Index. You cannot invest directly in an index. The Index is calculated on a total return basis and reflects no deduction for fees, expenses or taxes.

Average Annual Total Returns (for the periods ended December 31, 2017)

	One Year	Five Years	Ten Years
M International Equity Fund	24.05%	5.19%	0.57%
MSCI AC World ex US Index	27.19%	6.80%	1.84%

Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and Northern Cross is the sub-adviser for the Fund.

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The Fund is team-managed using a consensus approach. All three portfolio managers operate as generalists and are responsible for each name within the portfolio. The following persons are primarily responsible for the day-to-day management of the Fund's portfolio:

Portfolio Manager	Since	Title
Howard Appleby, CFA	June 2011	Principal and Portfolio Manager
Jean-Francois Ducrest	June 2011	Principal and Portfolio Manager
James LaTorre, CFA	June 2011	Principal and Portfolio Manager

Other Important Information

For important information about Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and their Affiliates, please turn to page 18 of this prospectus.

6

M LARGE CAP GROWTH FUND

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities or variable life insurance plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits. If these fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investments)

Management Fees	0.59%
Distribution (12b-1) Fee	None
Other Expenses[1]	0.14%
Total Annual Fund Operating Expenses	0.73%

1 For the period from May 1, 2018 to April 30, 2019, the Adviser has contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund's annualized average daily net assets. The Adviser may elect to recapture any amounts waived or reimbursed earlier in the fiscal year, subject to certain conditions, including that repayment does not cause operating expenses to exceed 0.25%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund's operating expenses remain the same and the expense limitation remains in place for the time period indicated. These expense examples do not reflect the fees and charges imposed by the applicable insurance company. If these fees and charges were included, the costs shown below would be higher. Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$75	$233	$406	$906

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses

7

or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in large cap equity securities, including common stocks, preferred stocks and American Depositary Receipts. The Fund may invest up to 20% of its assets in equity securities of foreign issuers. DSM Capital Partners LLC ("DSM"), the Fund's sub-adviser defines "large cap" as capitalizations of $10 billion or more. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

DSM uses a "bottom-up," idea-driven approach and focuses on a long-term (e.g., three-year minimum) investment horizon.

DSM seeks to invest in growing businesses with solid fundamentals, attractive profitability and successful management. Candidate companies will typically have projected revenue and earnings growth in excess of 10% and will often have higher returns on equity and assets than average S&P 500 companies. Generally, these businesses will be generating free cash flow and will have financial returns that are stable or rising, driven by improving business fundamental, all as determined by DSM.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goals. The Fund's share price will fluctuate, which means you could lose money on your investment in the Fund. The Fund's investment performance could be worse than other investments:

•  if the stock market as a whole goes down;

•  if the market values the stocks in the Fund's portfolio lower than DSM believes they should be valued;

•  if the earnings of the growth-oriented companies in which the Fund invests do not grow or grow less rapidly than expected;

•  because the healthcare sector may be affected by government regulations and government healthcare programs;

•  because technology companies, including information technology companies, may have limited product lines, markets, financial resources and/or personnel;

•  because a cybersecurity breach could result in the loss or theft of customer data or funds;

•  because the 2008 financial crisis in the U.S. and in many foreign economies, including the European sovereign debt and banking crises, as well as ongoing responses by governments and reactions by market participants have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets;

•  because the portfolio is typically concentrated in that it is comprised of 25 to 35 holdings, which is less diversified than the overall stock market;

•  because growth investing emphasizes stock price appreciation over current income from dividends;

•  due to the costs and risks of relatively active trading;

•  because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, may be more prone to global economic risks and also may not

8

be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion;

•  because growth-oriented investments may underperform when value investing is in favor;

•  because changes in government regulations may adversely affect the value of a security;

•  because investments in foreign issuers involve additional risks, including political and economic instability, which may result in delays in settling securities transactions; or

•  because the Fund may hold a significant percentage of its assets in the securities of one company and therefore it may be more sensitive to market changes than a diversified fund.

Performance

The following information may give some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each of the last ten calendar years and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance (i.e., the Russell 1000 Growth Index). The performance prior to October 12, 2009 reflects the performance results obtained under a different sub-adviser using different investment strategies. Had the current sub-adviser and investment strategies been in place during the period shown, the performance results may have been different. The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

Highest quarterly return:  17.40% (for the quarter ended 09/30/2010)

Lowest quarterly return:  (26.29)% (for the quarter ended 12/31/2008)

9

The table below shows the Fund's average annual total returns for the periods indicated and how those returns compare to those of the Russell 1000 Growth Index. You cannot invest directly in an index. The Index is calculated on a total return basis and reflects no deduction for fees, expenses or taxes.

Average Annual Total Returns (for the periods ended December 31, 2017)

	One Year	Five Years	Ten Years
M Large Cap Growth Fund	38.97%	17.02%	8.40%
Russell 1000 Growth Index	30.21%	17.33%	10.00%

Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and DSM is the sub-adviser for the Fund.

The Fund is managed by a team of investment professionals from DSM. The following persons are primarily responsible for the day-to-day management of the Fund's portfolio:

Portfolio Manager	Since	Title
Daniel Strickberger	October 2009	Co-Managing Partner and Chief Investment Officer
Justin Burk, CFA	October 2009	Portfolio Manager/Research Analyst
David McVey, CFA	October 2009	Portfolio Manager/Research Analyst
Steve Tish, CFA	October 2009	Portfolio Manager/Research Analyst
Eric Woodworth, CFA	October 2009	Portfolio Manager/Research Analyst
Pinaki Kar	October 2009	Portfolio Manager/Research Analyst
Kenneth Yang, CFA	April 2014	Portfolio Manager/Research Analyst
Hannah Chiang	April 2015	Portfolio Manager/Research Analyst

Other Important Information

For important information about Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and their Affiliates, please turn to page 18 of this prospectus.

10

M CAPITAL APPRECIATION FUND

Investment Goal

The Fund seeks maximum capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities or variable life insurance plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits. If these fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investments)

Management Fees	0.90%
Distribution (12b-1) Fee	None
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses	1.05%

1 For the period from May 1, 2018 to April 30, 2019, the Adviser contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund's annualized average daily net assets. The Adviser may elect to recapture any amounts waived or reimbursed earlier in the fiscal year, subject to certain conditions, including that repayment does not cause operating expenses to exceed 0.25%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund's operating expenses remain the same and the expense limitation remains in place for the time period indicated. These expense examples do not reflect the fees and charges imposed by the applicable insurance company. If these fees and charges were included, the costs shown below would be higher. Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses

11

or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500 Index.

The Fund's sub-adviser, Frontier Capital Management Company, LLC ("Frontier") seeks to invest in companies with unrecognized earnings potential. Earnings per share, growth and price appreciation are important factors. Wall Street analysts do not usually widely follow small to mid-sized companies like those in which the Fund invests and institutional investors usually do not own a large percentage of them. The cornerstone of Frontier's investment process is internally generated fundamental research.

Stocks are sold if earnings growth potential is realized, when the fundamental reasons for purchase are no longer valid, or when a more attractive situation is identified.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goals. The Fund's share price will fluctuate which, means you could lose money on your investment in the Fund. The Fund's investment performance could be worse than other investments:

•  if the stock market as a whole goes down;

•  if the market values the stocks in the Fund's portfolio lower than Frontier believes they should be valued;

•  if earnings growth estimates of companies the Fund invests in are not achieved;

•  because the industrials sector may be adversely affected by changes in the supply of and demand for products and services;

•  because technology companies, including information technology companies, may have limited product lines, markets, financial resources and/or personnel;

•  because a cybersecurity breach could result in the loss or theft of customer data or funds;

•  because the 2008 financial crisis in the U.S. and many foreign economies, including the European sovereign debt and banking crises, as well as ongoing responses by governments and reactions by market participants have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets

•  because securities of smaller-capitalization companies may be more thinly traded and may have more frequent and larger price changes than securities of larger capitalization companies; or

•  because changes in government regulations may adversely affect the value of a security.

Performance

The following information may give some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for each of the last ten calendar years and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance (i.e., the Russell 2500 Index). The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

12

Calendar Year Total Returns

Highest quarterly return:  21.34% (for the quarter ended 06/30/2009)

Lowest quarterly return:  (29.48)% (for the quarter ended 12/31/2008)

The table below shows the Fund's average annual total returns for the periods indicated and how those returns compare to those of the Russell 2500 Index. You cannot invest directly in an index. The Index is calculated on a total return basis and reflects no deduction for fees, expenses or taxes.

Average Annual Total Returns (for the periods ended December 31, 2017)

	One Year	Five Years	Ten Years
M Capital Appreciation Fund	19.02%	16.07%	9.64%
Russell 2500 Index	16.81%	14.33%	9.22%

Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and Frontier is the sub-adviser for the Fund.

The following people are primarily responsible for the day-to-day management of the Fund's portfolio:

Portfolio Manager	Since	Title
Michael A. Cavarretta, CFA	January 1996	Portfolio Manager and Chairman
Andrew B. Bennett, CFA	December 2013	Portfolio Manager

Other Important Information

For important information about Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and their Affiliates, please turn to page 18 of this prospectus.

13

M LARGE CAP VALUE FUND

Investment Goal

The Fund seeks long-term capital appreciation.

Fund Fees and Expenses

The fees and expenses reflected in the table below do not include the fees and charges associated with variable annuities or variable life insurance plans. Fees and charges for life insurance and annuity products typically include a sales load and/or a surrender charge and other charges for insurance benefits. If these fees and charges were included, the costs shown below would be higher.

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investments)

Management Fees	0.45%
Distribution (12b-1) Fee	None
Other Expenses[1]	0.19%
Total Annual Fund Operating Expenses	0.64%

1 For the period from May 1, 2018 to April 30, 2019, the Adviser contractually agreed to reimburse the Fund for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund's annualized average daily net assets. The Adviser may elect to recapture any amounts waived or reimbursed earlier in the fiscal year, subject to certain conditions, including that repayment does not cause operating expenses to exceed 0.25%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a hypothetical 5% return each year and that the Fund's operating expenses remain the same and the expense limitation remains in place for the time period indicated. These expense examples do not reflect the fees and charges imposed by the applicable insurance company. If these fees and charges were included, the costs shown below would be higher. Although your actual costs (and returns) may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$65	$205	$357	$798

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses

14

or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 75% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in the large capitalization segment of the U.S. stock market. AJO, LP ("AJO"), the Fund's sub-adviser, defines "large capitalization" as capitalizations of $5 billion or more. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

AJO uses a systematic, disciplined, quantitative investment process. AJO is value oriented, but believes superior results are best achieved by combining value, management, momentum, and sentiment. AJO focuses on well-managed companies with quality cash profits, relatively low market valuations, positive price and earnings momentum and favorable investor sentiment. It optimizes portfolios to diversify multi-faceted risk. The Fund is fully invested, sector-neutral and well diversified in terms of industry, fundamental characteristics and various statistical measures of risk. AJO seeks to minimize implementation shortfall, defined as the difference between valuation price and execution price, including commissions, spreads, market impact and opportunity cost.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its goals. The Fund's share price will fluctuate, which means you could lose money on your investment in the Fund. The Fund's investment performance could be worse than other investments:

•  if the stock market as a whole goes down;

•  if the market values the stocks in the Fund's portfolio lower than AJO believes they should be valued;

•  if AJO's value, management, momentum and sentiment factors do not correctly identify companies with above-market return potential;

•  if AJO's quantitative investment process otherwise fails to perform as intended;

•  due to the costs and risks of relatively active trading;

•  because performance of companies in the financials sector may be adversely impacted by many factors;

•  because a cybersecurity breach could result in the loss or theft of customer data or funds;

•  because the 2008 financial crisis in the U.S. and many foreign economies, including the European sovereign debt and banking crises, as well as ongoing responses by governments and reactions by market participants have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets;

•  because large cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, may be more prone to global economic risks and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion;

•  because value-oriented investments may underperform when growth investing is in favor; or

•  because changes in government regulations may adversely affect the value of a security.

15

Performance

The following information may give some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year since for each of the last ten calendar years and by showing how the Fund's average annual total returns compare with those of a broad measure of market performance (i.e., Russell 1000 Value Index). The performance prior to May 1, 2013 reflects the performance results obtained under a different sub-adviser using different investment strategies. Had the current sub-adviser and investment strategies been in place during the period shown, the performance results may have been different. The performance information shown here does not reflect fees that are paid by the insurance company separate accounts that invest in the Fund. Inclusion of those fees would reduce the total return figures for all periods. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Total Returns

Highest quarterly return:  13.13% (for the quarter ended 06/30/2009)

Lowest quarterly return:  (21.13)% (for the quarter ended 12/31/2008)

The table below shows the Fund's average annual total returns for the periods indicated and how those returns compare to those of the Russell 1000 Value Index. You cannot invest directly in an index. The Index is calculated on a total return basis and reflects no deduction for fees, expenses or taxes.

Average Annual Total Returns (for the periods ended December 31, 2017)

	One Year	Five Years	Ten Years
M Large Cap Value Fund	14.99%	13.02%	6.34%
Russell 1000 Value Index	13.66%	14.04%	7.10%

Fund Management

M Financial Investment Advisers, Inc. is the investment adviser for the Fund and AJO is the sub-adviser for the Fund.

16

The Fund is managed by a team of portfolio managers, who are primarily responsible for the day-to-day management of the Fund's portfolio. The team is led by:

Portfolio Managers	Since	Title
Theodore R. Aronson, CFA, CIC	May 2013	Managing Principal
Stefani Cranston, CFA, CPA	May 2013	Principal
Gina Marie N. Moore, CFA	May 2013	Principal
Gregory J. Rogers, CFA	May 2013	Principal
Christopher J. W. Whitehead, CFA	May 2013	Principal

Other Important Information

For important information about Purchase and Sale of Fund Shares, Tax Information and Payments to Insurance Companies and their Affiliates, please turn to page 18 of this prospectus.

17

PURCHASING FUND SHARES

The Funds generally are available through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies. Those insurance companies may offer other portfolios in addition to offering the Funds. You cannot buy shares of the Funds directly. You can invest indirectly in the Funds through your purchase of a variable annuity or variable life insurance contract. You should read this prospectus and the prospectus of the variable annuity or variable life insurance contract carefully before you choose your investment options.

The variable annuity and variable life insurance contracts are issued by separate accounts of various insurance companies. The insurance companies buy Fund shares for their separate accounts based on the instructions that they receive from the contract owners.

SELLING FUND SHARES

To meet various obligations under the variable annuity or variable life insurance contracts, the insurance company separate accounts may sell Fund shares to generate cash. For example, a separate account may sell Fund shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the sale are usually sent to the separate account on the next business day. The Funds may suspend sales of shares or postpone payment dates when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.

TAX INFORMATION

Each of the Funds intends to distribute to its shareholders substantially all of its income and capital gains, if any, on an annual basis. Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund's distributions. The separate accounts in which you own a variable annuity or variable life insurance contract, as the owner of the Fund's shares, may be affected. Please refer to the prospectus for the variable annuity or variable life insurance contract for tax information regarding those products.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Funds are not sold directly to the general public but instead are offered as an underlying investment option for variable insurance contracts. The Funds and their related companies currently do not, but may, make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. Such payments, if any, may be a factor that the insurance company considers in including the Funds as an underlying investment option in the variable insurance contract. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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INVESTMENT STRATEGIES

M INTERNATIONAL EQUITY FUND

Investment Objective

The Fund seeks long-term capital appreciation. The Fund's investment goal may be changed by a vote of the Board of Directors of the Corporation without shareholder approval, but should the Fund decide to change this goal, it will provide shareholders with at least 30 days' notice.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. These countries may include, but are not limited to, the nations of Western Europe, North and South America, Australia, Africa and Asia. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

Securities will generally be purchased in the form of common stock, preferred stock, securities that are convertible into common stock, American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), International Depositary Receipts (IDRs) or Global Depositary Receipts (GDRs). The Fund focuses on stocks with capitalizations of $1 billion or more. The Fund also may invest in emerging market securities.

The Fund may invest in any single country if, at the time of purchase, the Fund's investment in such country does not exceed the greater of:

•  35% of its total assets; or

•  150% of the weighting of such country as represented in the MSCI AC World ex US Index.

In seeking securities of foreign issuers for purchase, the sub-adviser does not attempt to match the security allocations of foreign stock market indices. Therefore, the Fund's country/industry weightings may differ significantly from country/industry weightings found in published foreign stock indices. For example, the sub-adviser may choose not to invest the Fund's assets in a country/industry whose weighting, at any given time, may comprise a large portion of a published foreign stock market index. At the same time, the sub-adviser may invest significant amounts of the Fund's assets in countries/industries whose representation in such an index may be small or non-existent. The sub-adviser selects stocks for the Fund based on their individual merits.

The Fund may invest in any single industry if, at the time of purchase, the Fund's investment in such industry does not exceed 25% of the Fund's total assets. The limitation does not apply to U.S. government securities.

The Fund also may invest in emerging markets if, at the time of purchase, the Fund's investment in emerging markets does not exceed 20% of the Fund's total assets.

Other Investment Strategies

Although the following are not principal investment strategies, the Fund may also:

•  invest in recently organized companies;

•  participate in forward foreign currency exchange contracts for purposes of settling trades; and

•  lend its portfolio securities.

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The Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When the Fund takes a temporary defensive position, it will invest all or a substantial portion of its assets in U.S. Government securities, money market funds or securities, or other debt instruments. During these times, the Fund may not achieve its investment goals.

M LARGE CAP GROWTH FUND

Investment Objective

The Fund seeks long-term capital appreciation. The Fund's investment goal may be changed by a vote of the Board of Directors of the Corporation without shareholder approval, but should the Fund decide to change this goal, it will provide shareholders with at least 30 days' notice.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in large cap equity securities, including common stocks, preferred stocks and American Depositary Receipts. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

Generally, the Fund will be fully invested and will typically consist of 25 to 35 securities, with market capitalizations of $10 billion or more.

Other Investment Strategies

Although the following are not principal investment strategies, the Fund may also:

•  invest up to 20% of the value of its total assets in foreign issuers;

•  invest in companies with market capitalizations below $10 billion;

•  keep a portion of assets in cash or cash equivalents pending investment or for liquidity purposes;

•  lend its portfolio securities; and

•  engage in relatively active trading.

The Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When the Fund takes a temporary defensive position, it will invest all or a substantial portion of its assets in U.S. or Foreign Government securities, money market funds or securities, or other debt instruments. During these times, the Fund may not achieve its investment goals.

M CAPITAL APPRECIATION FUND

Investment Objective

The Fund seeks maximum capital appreciation. The Fund's investment goal may be changed by a vote of the Board of Directors of the Corporation without shareholder approval, but should the Fund decide to change this goal, it will provide shareholders with at least 30 days' notice.

Principal Investment Strategies

The Fund's portfolio is not restricted to any one segment of the market; however, generally a majority of its portfolio will consist of stocks of small- to medium-capitalization companies. The Fund's portfolio will typically

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consist of 100 to 175 stocks. Securities will generally be purchased in the form of common stocks, preferred stocks and American Depositary Receipts.

Other Investment Strategies

Although the following are not principal investment strategies, the Fund may:

•  invest up to 15% of the value of its total assets in foreign issuers;

•  invest in companies with market capitalizations of $500 million or less;

•  invest in recently organized companies;

•  keep a portion of assets in cash or cash equivalents pending investment or for liquidity purposes; and

•  lend its portfolio securities.

The Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When the Fund takes a temporary defensive position, it will invest all or a substantial portion of its assets in U.S. Government securities, money market funds or securities, or other debt instruments. During these times, the Fund may not achieve its investment goals.

M LARGE CAP VALUE FUND

Investment Objective

The Fund seeks long-term capital appreciation. The Fund's investment goal may be changed by a vote of the Board of Directors of the Corporation without shareholder approval, but should the Fund decide to change this goal, it will provide shareholders with at least 30 days' notice.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in the large capitalization segment of the U.S. stock market, including equity securities of U.S. issuers. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days' notice.

The Fund typically consists of 80 to 200 equity securities of issuers with market capitalizations of $5 billion or more. Securities will generally be purchased in the form of common stocks and preferred stocks.

Other Investment Strategies

Although the following are not principal investment strategies, the Fund may also:

•  invest up to 15% of the value of its total assets in foreign issuers;

•  keep a portion of assets in cash or cash equivalents pending investment or liquidity needs;

•  lend its portfolio securities; and

•  engage in relatively active trading.

The Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. When the Fund takes a temporary defensive position, it will invest all or a substantial portion of its assets in U.S. Government securities, money market funds or securities, or other debt instruments. During these times, the Fund may not achieve its investment goals.

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SECURITY TYPES

Equity Securities. Equity securities include:

•  common stocks;

•  preferred stocks;

•  securities convertible into common stocks; and

•  equity and index linked notes.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), International Depositary Receipts (IDRs) and Global Depositary Receipts (GDRs). ADRs, EDRs, IDRs and GDRs are securities that represent an ownership interest in a foreign security. ADRs are generally issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs, IDRs and GDRs are European, international and global receipts, respectively, evidencing a similar arrangement. ADRs, EDRs, IDRs and GDRs may be sponsored (issued with the cooperation of the issuer whose stock underlies the receipt) by the issuer or be unsponsored (issued without the involvement of the issuer whose stock underlies the receipt). The issuers of unsponsored ADRs, EDRs, IDRs and GDRs are not required to disclose certain material information to the holders of such securities, as are issuers of sponsored securities.

Foreign Issuer. A foreign issuer is one that is organized under the laws of a foreign country and is:

•  unlisted or listed primarily on a non-U.S. exchange; or

•  listed on a U.S. exchange or over-the-counter as a sponsored or unsponsored ADR.

Emerging Market Securities. Emerging market securities are issued by a company that:

•  has its principal trading market for its stock in a country other than those currently listed as a "developed market" by Morgan Stanley Capital International;

•  is organized under the laws of, and with a principal office in, an emerging market country;

•  has its principal activities located in an emerging market country; or

•  derives at least 50% of its revenues or profits from operations within an emerging market country.

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RISKS OF INVESTING IN THE FUNDS

Risk	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Currency Exchange Risk	•
Cybersecurity Risk	•	•	•	•
Economic and Market Events Risk	•	•	•	•
Emerging Markets Risk	•
Financials Sector Risk				•
Foreign Investing	•	•	•	•
Healthcare Sector Risk		•
Industrials Sector Risk			•
Large Company Stock Risk		•		•
Market Risk	•	•	•	•
Political Risk	•	•	•	•
Securities Lending	•	•	•	•
Small Company Investment Risk			•
Technology Sector Risk		•	•

Currency Exchange Risk. Investments that are denominated in currencies other than the U.S. dollar are subject to currency exchange risk. Because the value of the U.S. dollar against other currencies will vary, a decline in the exchange rate would reduce the value of certain portfolio investments. Forward foreign currency exchange contracts, which involve an obligation to purchase or sell a specific currency at a future date at a specified price, may be used in an attempt to protect against currency exchange risk.

Cybersecurity Risk. Intentional cybersecurity breaches include: unauthorized access to systems, networks or devices (such as through "hacking" activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws). A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, the Adviser, or other service providers to incur regulatory penalties, reputational damage, litigation expenses, additional compliance costs, or significant financial

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loss. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause the Fund's investments to lose value.

Economic and Market Events Risk. The financial crisis in the U.S. and many foreign economies over the past years, including the European sovereign debt and banking crises, the decision of the United Kingdom to leave the European Union and the unexpected election of Donald Trump as President of the U.S., has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds. Financial markets have been affected by governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; S&P's downgrade of U.S. long-term sovereign debt; unpredictability of U.S. trade policy and legislation on healthcare, tax reform and infrastructure; economic stimulus by the Japanese central bank; steep declines in oil prices; social, political, and economic instability in Europe; persistently low or negative interest rates; securities overvaluation; dramatic changes in currency exchange rates; and China's economic slowdown. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. The reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

Emerging Markets Risk. Investments in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid and more volatile than the securities markets of developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets; the risk of the imposition of economic sanctions against a country; the risk of nationalization of industries and expropriation of assets; currency transfer restrictions; and risks that governments may substantially restrict foreign investing in their capital markets. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. Emerging markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Funds' assets may be uninvested and may not be earning returns. A Fund also may miss investment opportunities or not be able to sell an investment because of these delays.

Financials Sector Risk. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates.

Foreign Investing. Investing in securities of foreign issuers poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock

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exchanges, limits on foreign ownership, possibility of expropriation or nationalization, confiscatory taxation, less stringent accounting, reporting and disclosure requirements and other considerations. Foreign securities may have more frequent and larger price changes than domestic securities.

Healthcare Sector Risk. The profitability of companies in the healthcare sector is affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company's patents may adversely affect that company's profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control government budgets. Transportation stocks, a component of the industrials sector, are cyclical and can be significantly affected by economic changes, fuel prices, labor relations and insurance costs. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this industry rely to a significant extent on government demand for their products and services.

Large Company Stock Risk. Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Market Risk. A Fund that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

Political Risk. Political risk includes the risk of war, terrorism or related events. Political risk also includes the risk of nationalization or expropriation of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers.

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Securities Lending. Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner. This risk could be greater for securities of foreign issuers. In the Funds' securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against losses resulting from these risks. However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower. Cash received as collateral through loan transactions is invested in a money market fund.

Small Company Investment Risk. Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better-known issuers. These increased risks include: an increased possibility of portfolio price volatility; more volatility in price than larger capitalization stocks; less certain growth prospects; lower degree of liquidity in the markets for such stocks; greater sensitivity of smaller companies to changing economic conditions; and greater business risks resulting from their limited product lines, markets, distribution channels and financial and managerial resources. The stock prices of smaller companies may fluctuate independently of larger company stock prices. Thus, small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should, therefore, expect that to the extent a Fund invests in stock of small-capitalization companies, the net asset value of that Fund's shares may be more volatile than, and may fluctuate independently of, broad stock market indices, such as the S&P 500. Furthermore, the securities of companies with small stock market capitalizations may trade less frequently and in limited volumes.

Technology Sector Risk. Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources and/or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

MANAGEMENT OF THE FUNDS

Investment Adviser

The Adviser located at 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, is the investment adviser to the Funds. The Adviser has been registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") since November 1995. As of December 31, 2017, the Adviser had approximately $746 million in assets under management, all of which were the assets of the Corporation.

The Adviser began managing the Funds at its commencement of operations on January 4, 1996.

The Adviser is responsible for providing (or arranging for the provision of) overall business management and administrative services necessary for the Corporation's operations. In this regard, the Adviser has selected sub-advisers who have shown good investment performance in their areas of expertise to manage the day-to-day portfolio management of the Funds. The Corporation's Board of Directors supervises the Adviser's management of the sub-advisers. The Corporation has received an exemptive order from the SEC that allows the Adviser, under certain circumstances, to change a sub-adviser, or change the terms of a sub-advisory contract, without shareholder approval. The Adviser has the ultimate responsibility to oversee the sub-advisers and to recommend to the Board of Directors their hiring, termination and replacement. The Adviser also supervises the various other service providers to the Corporation, including the Corporation's custodian, transfer agent, administration agent and accounting services

26

agent. In addition, the Adviser is responsible for ensuring the Corporation's compliance with applicable legal requirements and for ensuring that the Funds' investment objectives, policies and restrictions are followed.

Each Fund pays the Adviser a fee for its services. The Adviser retains 0.15% of the average daily net assets of each Fund. The Adviser pays the balance of the fee it receives from each Fund to the applicable sub-adviser.

The aggregate fee paid to the Adviser by each Fund for the year ended December 31, 2017 is shown in the table below:

Fund	Fee to the Adviser (as a % of average daily net assets)
M International Equity Fund	0.70%
M Large Cap Growth Fund	0.59%
M Capital Appreciation Fund	0.90%
M Large Cap Value Fund	0.45%*

* The Sub-Adviser for the Fund has agreed to waive 5% of its sub-advisory fee. Consequently, the Adviser waived a portion of the fee payable by the Fund. From January 1, 2017 through December 31, 2017, the fee payable to the Adviser for the Fund was 0.435% on the first $250 million, 0.34% on the next $250 million, 0.2925% on the next $250 million and 0.2688% thereafter on the Fund's average daily net assets. This voluntary fee waiver arrangement may be discontinued at any time.

A discussion of the basis for the Board of Directors' approvals of the advisory and sub-advisory contracts for the Funds is available in the Funds' semi-annual report to shareholders for the period ended June 30, 2017.

Expense Limitation Agreement

Pursuant to an Expense Limitation Agreement dated May 1, 2018, the Adviser has contractually agreed to reimburse the Funds for certain operating expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund's annualized average daily net assets. The Expense Limitation Agreement with respect to the Funds will remain in effect until April 30, 2019, at which time it may be continued, modified or eliminated and net expenses will be adjusted as necessary.

Under the Investment Advisory Agreement, the Adviser may elect to recapture any amounts waived or reimbursed earlier in the fiscal year, subject to certain conditions, including that repayment does not cause operating expenses to exceed 0.25%.

Sub-Advisers

The sub-advisers make the day-to-day decisions regarding buying and selling specific securities for a Fund. Each sub-adviser manages the investments held by the Fund it serves according to the applicable investment goals and strategies. Additional information regarding portfolio manager compensation, other accounts managed by each portfolio manager and each manager's ownership of securities of funds they manage may be found in the Corporation's Statement of Additional Information.

Northern Cross, LLC (Northern Cross)
125 Summer Street, Suite 1410, Boston, Massachusetts 02110

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Sub-Adviser to the M International Equity Fund

Northern Cross has been registered as an investment adviser with the SEC since 2003. As of December 31, 2017, Northern Cross managed approximately $33.2 billion of assets. Northern Cross has managed the M International Equity Fund since June 17, 2011.

The M International Equity Fund is managed by a team comprised of three of Northern Cross's principals: Howard Appleby, CFA; Jean-Francois Ducrest; and James LaTorre, CFA. Mr. Appleby became part of the Northern Cross group as an analyst in 2002 and became a founding partner and portfolio manager for Northern Cross in 2003. He is a graduate of the University of Exeter. Mr. Ducrest became part of the Northern Cross group as an analyst in 2002 and became a founding partner and portfolio manager for Northern Cross in 2003. He is a graduate of the Institut d'Etudes Politiques de Paris. Mr. LaTorre joined Northern Cross in 1992 and in 1993 became Director of Research. In 2003, he became a founding partner and portfolio manager for Northern Cross. He is a graduate of Fairfield University and holds an MS in finance from Boston College.

DSM Capital Partners LLC (DSM)
7111 Fairway Drive, Suite 350, Palm Beach Gardens, Florida 33418

Sub-Adviser to the M Large Cap Growth Fund

DSM has been registered as an investment adviser with the SEC since 2001. As of December 31, 2017, DSM managed approximately $7.8 billion of assets. DSM has managed the M Large Cap Growth Fund since October 12, 2009.

A team of investment professionals manages the M Large Cap Growth Fund, including DSM's Co-Founding Principal, Daniel Strickberger. Other members of the team include portfolio manager/research analysts Justin Burk, CFA, David McVey, CFA, Steve Tish, CFA, Eric Woodworth, CFA, Pinaki Kar, Hannah Chiang and Kenneth Yang, CFA. Daniel Strickberger co-founded DSM in February 2001 and has served as a co-Managing Partner since that time. David McVey and Eric Woodworth joined DSM in 2001 as portfolio managers/research analysts. Justin Burk joined DSM in 2002 as a portfolio manager/research analyst. Steve Tish joined DSM in 2007 as a portfolio manager/research analyst. Pinaki Kar joined DSM in 2008 as a portfolio manager/research analyst. Kenneth Yang joined DSM in 2011 as a portfolio manager/research analyst. Hannah Chiang joined DSM in 2015 as a portfolio manager/research analyst.

Frontier Capital Management Company, LLC (Frontier)
99 Summer Street, Boston, Massachusetts 02110

Sub-Adviser to the M Capital Appreciation Fund

Frontier has been registered as an investment adviser with the SEC since 1981. As of December 31, 2017, Frontier managed approximately $14 billion of assets. Frontier has managed the M Capital Appreciation Fund since January 5, 1996.

Michael A. Cavarretta, CFA, has been primarily responsible for the day-to-day management of the Fund's investment portfolio since its inception on January 5, 1996. Mr. Cavarretta is Chairman of Frontier and holds a B.S. degree from the University of Maine and an M.B.A. degree from Harvard Business School. He joined Frontier in 1988 and has served as sole portfolio manager for Frontier's capital appreciation portfolios since 1991.

Since December 31, 2013 Andrew B. Bennett, CFA, has also been a portfolio manager of the Fund. Mr. Bennett holds a B.A. from Wheaton College. He joined Frontier in 2003 and has served as a research analyst, among a team of analysts, supporting all of Frontier's investment strategies.

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AJO, LP (AJO)
230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102

Sub-Adviser to the M Large Cap Value Fund

AJO has been registered as an investment adviser with the SEC since 1984. As of December 31, 2017, AJO managed approximately $27 billion of assets. AJO has managed the M Large Cap Value Fund since May 1, 2013.

A team of investment professionals manages the Fund. The team is led by the following investment professionals: Theodore R. Aronson, CFA, CIC, has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and client service. Stefani Cranston, CFA, CPA, Principal, has been a portfolio and financial accountant with AJO since 1991 and a portfolio manager since 2007. Gina Marie N. Moore, CFA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Gregory J. Rogers, CFA, Principal, has been a portfolio manager with AJO since 2012; he was a trader with AJO beginning in 1993. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004.

Similar Funds

The Funds are not available for purchase directly by the general public and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds may be very similar to the investment objectives and policies of other mutual fund portfolios that are managed by the sub-advisers. Nevertheless, the investment performance and results of each Fund may be lower, or higher, than the investment results of such other publicly available portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio is also managed by the Fund's sub-adviser, has the same investment objectives and policies and has a very similar name.

Conflicts of Interest

Certain conflicts of interest may exist between the interests of the variable annuity contract owners, variable life insurance policy owners and plan participants. The Corporation does not currently believe that ownership by each such type of entity will cause any disadvantage to owners of any of such entities. However, the Board of Directors of the Corporation monitors the Funds to identify any conflicts of interest that may cause such a disadvantage and that cannot be reconciled. If such situations arise, the Board of Directors will decide at that time what action should be taken in response to the conflicts.

Portfolio Holdings Disclosure

The Corporation has adopted policies and procedures that govern the disclosure of the Funds' portfolio holdings. The Corporation will post complete lists of each Fund's portfolio holdings as of the end of each quarter on its website at www.mfin.com. Once you reach the website, you will find the portfolio holdings by clicking on "M Funds" at the bottom of the page. The Funds' portfolio holdings are also disclosed as of the end of the applicable quarter in the Corporation's Form N-CSR filings for the second and fourth fiscal quarters, which are filed on or shortly before the 70th day following the end of those quarters, and in its Form N-Q filings for the first and third fiscal quarters, which are filed on or shortly before the 60th day following the end of those quarters. The Corporation's policies and procedures regarding website disclosure of the Funds' portfolio holdings, as well as the Corporation's other policies and procedures relating to disclosure of the Funds' portfolio holdings, are described in the Statement of Additional Information.

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Performance Data

The performance data shown above in this prospectus (and elsewhere) reflects the Adviser's agreement to cap certain Fund operating expenses to the extent that they exceeded 0.25% of the Fund's daily net assets. If this expense cap had not been in effect, then the Funds' performance results would have been less favorable for those years.

INVESTING WITH M FUND, INC.

Choosing the Appropriate Funds to Match Your Goals

Investing well requires a plan. We recommend that you meet with your financial adviser to plan a strategy that will best meet your financial goals. Your financial adviser can help you buy a variable annuity or variable life insurance contract that will allow you to choose the Funds.

Purchasing Shares

The Funds are generally available through the purchase of variable life insurance policies and variable annuity policies issued by certain insurance companies. Those insurance companies may offer other portfolios in addition to offering the Funds. You cannot buy shares of the Funds directly. You can invest indirectly in the Funds through your purchase of a variable annuity or variable life insurance contract. You should read this prospectus and the prospectus of the variable annuity or variable life insurance contract carefully before you choose your investment options.

The variable annuity and variable life insurance contracts are issued by separate accounts of various insurance companies. The insurance companies buy Fund shares for their separate accounts based on the instructions that they receive from the contract owners.

Market Timing

Programmed, large, frequent or short-term transfers among the Funds or between a Fund and other investment options can cause risk with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include: (1) dilution of the interest of long-term investors in a Fund if purchases or transfers into or out of a Fund are made at values that do not reflect an accurate value for the Fund's underlying portfolio securities (some "market timers" attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage"); (2) an adverse effect on portfolio management, such as impeding a sub-adviser's ability to sustain an investment objective, causing the Fund to maintain a higher level of cash than would otherwise be the case, or causing the Fund to liquidate investments prematurely (or otherwise at an inopportune time) to pay withdrawals or transfers out of the Fund; and (3) increased brokerage and administrative expenses. These costs are borne by all contract owners invested in the Fund, not just those making transfers. Therefore, the Corporation reserves the right to reject any transfer or purchase order if, in the Corporation's judgment, the Fund or other investors would potentially be adversely affected.

The Board of Directors has determined that it is not necessary for the Funds to have any specific policies and procedures regarding frequent transfers because each of the Participating Insurance Companies has its own policies and procedures regarding its contract owner's transfer activity. Each Participating Insurance Company has supplied and certified that it has established procedures to monitor and deter market-timing activity. The Adviser does not have, nor has it had, written agreements that provide for market timing.

Selling Shares

To meet various obligations under the variable annuity or variable life insurance contracts, the insurance company separate accounts may sell Fund shares to generate cash. For example, a separate account may sell Fund

30

shares and use the proceeds to pay a contract owner who requested a partial withdrawal or who canceled a contract. Proceeds from the sale are usually sent to the separate account on the next business day. Under stressed market conditions, as well as for other temporary or emergency purposes, the Funds reserve the right to enter into agreements in order to establish a line of credit or other borrowing arrangements should the Funds deem that stressful conditions may require such action in order to assist in meeting timely redemption requests. The Funds may suspend sales of shares or postpone payment dates when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC, for up to seven days.

Pricing of Fund Shares

Each Fund's share price, also called net asset value per share ("NAV"), is determined as of the close of regular trading, normally 4:00 p.m. Eastern time, on each day when the NYSE is open. The NYSE is scheduled to be open Monday through Friday throughout the year, except for certain federal and other holidays. Each Fund calculates its NAV by dividing the total value of its assets, less its liabilities, by the number of its shares outstanding.

The value of each Fund's securities and assets is based on their market values. Certain exceptions follow:

•  Short-term debt securities that mature in 60 days or less are valued by the amortized cost method, which approximates market value.

•  Investments for which market quotations are not readily available are valued at their fair value as determined by a Pricing Committee appointed by the Board of Directors. Market quotations may not be readily available or may not be representative of market values for many reasons including: (a) significant time delays between (i) the time of the close of the exchange, or market in which the security is traded and (ii) the time of the Fund's NAV calculation; or (b) an event that would affect the value of a security has occurred since the closing price was established on the foreign exchange or market and prior to the Fund's NAV calculation. In addition, prices for portfolio securities may not be available when no quotations are available from brokers, which indicates that there is a thin market in the security. Use of fair value pricing with respect to a security could cause a Fund's NAV to differ significantly from the NAV that would have been calculated using the last market closing value for that security (which could be stale, or affected by a subsequent significant event). If a security valuation issue arises, the Pricing Committee shall be convened to consider all the appropriate factors relevant to establishing the value of the security in question. In determining the fair value of a security, the Pricing Committee is authorized to rely on information and recommendations provided by third parties, including, principally, the sub-adviser that manages the Fund as well as information provided by independent pricing agents. Fair value determinations made by the Pricing Committee, including the factors considered and the valuation methodology recommended by the sub-adviser managing the Fund, are documented and reported to the Board of Directors and submitted for ratification at the next scheduled Board meeting.

•  Securities mainly traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the closing of the NYSE. However, if a significant event occurs after the time that the closing value on the non-U.S. exchange was determined, the value of the security may be determined based on its fair value, as determined by the Pricing Committee. In such circumstances, the Board of Directors has approved the use of an independent fair value service for securities of foreign issuers, which may provide fair value. The use of fair value pricing may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund's NAV. A significant event may include corporate actions, earnings announcements and significant fluctuations in domestic or foreign stock or bond markets.

31

•  Because portfolio securities that are primarily listed on non-U.S. exchanges may trade on weekends or other days when a Fund does not price its shares, the value of a Fund's portfolio securities may change on days when shareholders will not be able to buy or sell shares.

DISTRIBUTIONS AND TAXES

Each of the Funds intends to distribute to its shareholders substantially all of its income and capital gains, if any, on an annual basis. Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund's distributions. The separate accounts in which you own a variable annuity or variable life insurance contract, as the owner of the Fund's shares, may be affected. Please refer to the prospectus for the variable annuity or variable life insurance contract for tax information regarding those products.

32

FINANCIAL HIGHLIGHTS

The following selected financial highlights are derived from the Corporation's audited financial statements included in the Corporation's Annual Report to Shareholders. The financial highlights tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). These total return figures do not reflect any fees or charges deducted from the insurance company separate account or from the variable annuity or life insurance policies, which, if reflected, would result in lower total return figures.

The Corporation's financial statements and report of BBD, LLP, independent registered public accounting firm, included in the Annual Report to Shareholders for the Corporation's fiscal year ended December 31, 2017 are incorporated by reference into the Statement of Additional Information. The following data should be read in conjunction with such financial statements, related notes and other financial information contained in the Annual Report. The Annual Report contains additional performance information about the Funds and is available, as described below.

33

M Fund, Inc.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	M International Equity Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of year	$11.12	$11.26	$11.93	$13.15	$11.57
Income from investment operations:
Net investment income‡	0.17	0.17	0.19	0.24	0.20
Net realized and unrealized gain (loss) on investments	2.50	(0.18)	(0.66)	(1.16)	1.68
Total from investment operations	2.67	(0.01)	(0.47)	(0.92)	1.88
Less distributions to shareholders:
From net investment income	(0.21)	(0.13)	(0.20)	(0.30)	(0.30)
Total distributions	(0.21)	(0.13)	(0.20)	(0.30)	(0.30)
Net asset value, end of year	$13.58	$11.12	$11.26	$11.93	$13.15
Total Return†	24.05%	(0.05)%	(3.94)%	(7.06)%	16.32%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$244,167	$193,909	$228,015	$217,525	$301,740
Net expenses to average daily net assets	0.90%	0.94%	0.95%	0.93%	0.94%
Net investment income to average daily net assets	1.33%	1.51%	1.51%	1.83%	1.65%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	N/A	0.97%	0.96%	N/A	N/A
Net investment income	N/A	1.48%	1.50%	N/A	N/A
Portfolio turnover rate	10%	20%	27%	15%	14%

  ‡  Calculation based on average shares outstanding.

  †  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

34

M Fund, Inc.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	M Large Cap Growth Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of year	$19.97	$21.66	$23.95	$24.74	$19.20
Income from investment operations:
Net investment income (loss)‡	(0.05)	(0.05)	(0.05)	0.02	0.05
Net realized and unrealized gain (loss) on investments	7.83	(0.45)	1.96	2.45	6.86
Total from investment operations	7.78	(0.50)	1.91	2.47	6.91
Less distributions to shareholders:
From net investment income	—	—	(0.01)	(0.01)	(0.12)
From net realized capital gains	(0.74)	(1.19)	(4.19)	(3.25)	(1.25)
Total distributions	(0.74)	(1.19)	(4.20)	(3.26)	(1.37)
Net asset value, end of year	$27.01	$19.97	$21.66	$23.95	$24.74
Total Return†	38.97%	(2.32)%	7.70%	10.21%	36.15%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$193,379	$157,766	$180,624	$177,904	$183,264
Net expenses to average daily net assets	0.73%	0.78%	0.76%	0.75%	0.77%
Net investment income (loss) to average daily net assets	(0.20)%	(0.26)%	(0.20)%	0.07%	0.25%
Portfolio turnover rate	49%	36%	69%	46%	74%

  ‡  Calculation based on average shares outstanding.

  †  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

35

M Fund, Inc.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	M Capital Appreciation Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of year	$29.28	$25.15	$30.22	$29.71	$23.38
Income from investment operations:
Net investment income (loss)‡	(0.01)	(0.09)	(0.10)	(0.11)	(0.06)
Net realized and unrealized gain (loss) on investments	5.55	5.38	(1.77)	3.81	9.13
Total from investment operations	5.54	5.29	(1.87)	3.70	9.07
Less distributions to shareholders:
From net realized capital gains	(3.58)	(1.16)	(3.20)	(3.19)	(2.74)
Total distributions	(3.58)	(1.16)	(3.20)	(3.19)	(2.74)
Net asset value, end of year	$31.24	$29.28	$25.15	$30.22	$29.71
Total Return†	19.02%	21.06%	(6.58)%	12.42%	39.20%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$209,284	$197,217	$182,298	$180,980	$187,107
Net expenses to average daily net assets	1.05%	1.08%	1.07%	1.07%	1.07%
Net investment income (loss) to average daily net assets	(0.04)%	(0.35)%	(0.34)%	(0.34)%	(0.23)%
Portfolio turnover rate	20%	19%	23%	17%	18%

  ‡  Calculation based on average shares outstanding.

  †  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

36

M Fund, Inc.

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	M Large Cap Value Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net asset value, beginning of year	$12.89	$11.96	$13.36	$13.77	$11.44
Income from investment operations:
Net investment income‡	0.21	0.22	0.18	0.15	0.20
Net realized and unrealized gain (loss) on investments	1.73	0.94	(0.24)	1.20	3.68
Total from investment operations	1.94	1.16	(0.06)	1.35	3.88
Less distributions to shareholders:
From net investment income	(0.21)	(0.23)	(0.17)	(0.17)	(0.37)
From return of capital	—	—	(0.01)	—	—
From net realized capital gains	(0.69)	—	(1.16)	(1.59)	(1.18)
Total distributions	(0.90)	(0.23)	(1.34)	(1.76)	(1.55)
Net asset value, end of year	$13.93	$12.89	$11.96	$13.36	$13.77
Total Return†	14.99%*	9.73%*	(0.66)%	9.68%	34.22%
Ratios/Supplemental Data:
Net assets, end of year (000's)	$99,501	$91,189	$95,170	$83,035	$93,033
Net expenses to average daily net assets	0.64%	0.68%	0.69%	0.68%	0.61%
Net investment income to average daily net assets	1.57%	1.85%	1.32%	1.05%	1.52%
Without the waiver/reimbursement of expenses by the adviser, the ratios of net expenses and net investment income to average daily net assets would have been:
Expenses	0.64%	0.68%	N/A	N/A	0.78%
Net investment income	1.56%	1.85%	N/A	N/A	1.35%
Portfolio turnover rate	75%	54%	66%	80%	154%?

  ‡  Calculation based on average shares outstanding.

  †  Does not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Fund may pay. If these additional fees were reflected, performance would have been lower.

  *  Includes adjustments in accordance with accounting principles generally accepted in the United States and consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder processing

  ?  The increase in portfolio turnover rate during the period was primarily attributable to portfolio adjustments made in response to a change in the Fund's sub-adviser

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For More Information

For investors who want more information about the Funds, the following documents are available free upon request.

Statement of Additional Information ("SAI"): The SAI provides additional information about the Funds and is legally a part of this prospectus. It is incorporated herein by reference.

Annual/Semi-Annual Reports: The Corporation's annual and semi-annual reports to shareholders provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the Corporation's last fiscal year.

You can get free copies of the SAI, the annual and semi-annual reports, other information and answers to your questions about the Funds by contacting your financial adviser, or by writing to or calling the Corporation at:

M Fund, Inc.
M Financial Plaza
1125 NW Couch Street, Suite 900
Portland, Oregon 97209
(888) 736-2878

Additionally, you may also obtain copies of the SAI and the annual and semi-annual reports on the Internet at: http://www.mfin.com.

You may also review and copy the SAI, the annual and semi-annual reports and other information about the Funds at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. Call (202) 551-8090 for information on the operation of the Public Reference Room.

You can also view the SAI, the annual and semi-annual reports and other information on the EDGAR database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to: Public Reference Section/Securities and Exchange Commission/Washington, D.C. 20549-0102.

M FUND, INC.

M International Equity Fund

M Large Cap Growth Fund

M Capital Appreciation Fund

M Large Cap Value Fund

Investment Company Act file no. 811-9082

STATEMENT OF ADDITIONAL INFORMATION

M FUND, INC.

M International Equity Fund (MBEQX)

M Large Cap Growth Fund (MTCGX)

M Capital Appreciation Fund (MFCPX)

M Large Cap Value Fund (MBOVX)

May 1, 2018

This Statement of Additional Information (“SAI”) is not a prospectus.  Much of the information contained in this SAI expands upon information discussed in the prospectus for M Fund, Inc. (the “Prospectus”) and should, therefore, be read in conjunction with the Prospectus.  To obtain a copy of the Prospectus with the same date as this SAI, write to M Fund, Inc. at M Financial Plaza, 1125 NW Couch Street, Suite 900, Portland, Oregon 97209, Attn: M Fund Administration, or call (888) 736-2878.  You may also obtain copies of the Prospectus on the Internet at http://www.mfin.com.

Financial statements are incorporated by reference into this SAI from the M Fund, Inc. annual report dated December 31, 2017.

Investment Advisory and Other Services	22

Brokerage Allocation and Other Practices	31

Capital Stock and Other Securities	32

Control Persons and Principal Shareholders	33

Purchase, Redemption and Pricing of Shares	34

Federal Tax Status of the Funds	35

Other Information	38

Appendix A — Description of Proxy Voting Procedures	A-1

The Corporation and the Funds

M Fund, Inc. (the “Corporation”) is an open-end management investment company established as a Maryland corporation on August 11, 1995.  The Corporation consists of four separate investment portfolios or funds (each a “Fund” and, collectively, the “Funds”), each of which is, in effect, a separate mutual fund.  Each Fund is an open-end management investment company and is diversified.  The Corporation issues a separate class of stock for each Fund representing fractional undivided interests in that Fund.  By investing in a Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Fund.  Likewise, an investor shares pro rata in any losses of that Fund.

Pursuant to an investment advisory agreement and subject to the authority of the Corporation’s board of directors (the “Board of Directors”), M Financial Investment Advisers, Inc. (the “Adviser”) serves as the Corporation’s investment adviser and conducts the business and affairs of the Corporation.  The Adviser has engaged the following sub-advisers (the “Sub-Advisers”) to provide day-to-day portfolio management for the respective Funds:

Fund	Sub-Adviser
M International Equity Fund	Northern Cross, LLC
M Large Cap Growth Fund	DSM Capital Partners LLC
M Capital Appreciation Fund	Frontier Capital Management Company, LLC
M Large Cap Value Fund	AJO, LP

The Corporation currently offers one or more classes of its stock to separate accounts of certain insurance companies (the “Participating Insurance Companies”) as the underlying funding vehicles for certain variable life insurance and variable annuity policies (the “Policies”) issued by the Participating Insurance Companies.  The Corporation does not offer its stock directly to the general public.  Each such separate account has a separate prospectus, which accompanies the prospectus for the Corporation, describing that separate account and the Policies.  The prospectus for that separate account and the Policies, should be read in conjunction with the Prospectus.

Terms appearing, but not defined, in this SAI that are defined in the Prospectus have the same meaning in this SAI as in the Prospectus.

Fund Policies

Fundamental Restrictions

The following investment restrictions have been adopted by the Corporation as fundamental policies for the Funds.  A fundamental policy is one that cannot be changed without the affirmative vote of “a majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) attributable to that Fund.  The investment objective of each Fund and all other investment policies or practices of the Funds are considered by the Corporation not to be fundamental and accordingly may be changed by the Board of Directors without shareholder approval.  See “Investment Objectives and Policies” in the Corporation’s Prospectus.  For purposes of the 1940 Act, “a majority of the outstanding voting securities” means the lesser of (a) 67% or more of the votes attributable to shares of the Fund present at a meeting, if the holders of more than 50% of such votes are present or represented by proxy, or (b) more than 50% of the votes attributable to shares of the Fund.

None of the Funds may:

1. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings.

2.  Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

3.  Underwrite securities issued by others, except to the extent that the sale of portfolio securities by a Fund may be deemed to be underwriting.

4.  Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although a Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities (unless otherwise prohibited in these investment restrictions) and securities issued by real estate investment trusts and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

5.  Invest in commodities.

6.  Lend any money or other assets, except through the purchase of all or a portion of an issue of securities or obligations of the type in which the Fund may invest.  However, a Fund may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, unless otherwise prohibited in these investment restrictions.

7.  Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) except as otherwise permitted under these fundamental investment restrictions.

8.  Alone or together with any other of the Funds, make investments for the purpose of exercising control over, or management of, any issuer.

9.  Borrow money except from banks for temporary or short-term purposes and then only if the Fund maintains asset coverage of at least 300% for such borrowings.  None of the Funds will purchase securities when such borrowings exceed 5% of its total assets.

10.  Sell securities short or maintain a short position including short sales against the box.

11. Invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry.  This limitation does not apply to U.S. government securities.

12. As to 75% of the value of its total assets, purchase the securities of any one issuer (except U.S. Government securities) if, as a result thereof, more than 5% of the value of the Fund’s total assets would be invested in securities of that issuer or if, as a result thereof, more than 10% of the outstanding voting securities of that issuer would be owned by the Fund.

Non-Fundamental Restrictions

In addition to the fundamental investment restrictions mentioned above, the Board of Directors has adopted certain non-fundamental restrictions for each Fund as shown below.  Non-fundamental restrictions represent the current intentions of the Board of Directors, and they differ from fundamental investment restrictions in that they may be changed or amended by the Board of Directors without prior notice to or approval of shareholders.

None of the Funds may:

1.                    Purchase the securities of any one issuer if, by such purchase, the Fund would own more than 10% of the outstanding voting securities of that issuer.

2.                    Write call or put options (except for the M International Equity Fund).

3.                    Purchase variable-amount master demand notes, which are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the lender and the borrower.

4.                    Purchase variable or floating-rate demand instruments, which are debt securities that include a variable or floating interest rate adjustment feature.

5.                    Purchase fixed-income investments (e.g., corporate debt obligations, including commercial paper, but excluding convertible securities) that are unrated or rated at the time of purchase in the lower rating categories by S&P or Moody’s (i.e., ratings of BB or lower by S&P or Ba or lower by Moody’s for corporate debt obligations and ratings below A-3 by S&P or Prime-3 by Moody’s for commercial paper).

6.                    Invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

7.                    Invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables.

8.                    Invest in options or futures (except for the M International Equity Fund).

9.                    Invest in when-issued securities (or delayed-delivery or forward commitment contracts) (except for the M International Equity Fund).

10.             Invest in interest-only (“IO”) or principal only (“PO”) securities.  However, this does not preclude investments in zero coupon bonds.

Fund-Specific Restrictions:

11.             The M International Equity Fund has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to normally invest at least 80% of its total assets in equity securities of issuers located in at least three countries other than the United States. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days’ notice.

12.             The M Large Cap Growth Fund has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to normally invest at least 80% of its total assets in large cap equity securities, including common stocks, preferred stocks and American Depositary Receipts. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days’ notice.

13.             The M Large Cap Value Fund has adopted a non-fundamental investment policy, in accordance with Rule 35d-1 under the 1940 Act, to normally invest at least 80% of its total assets in the large capitalization segment of the U.S. stock market, including equity securities of U.S. issuers. This strategy is not fundamental (it may be changed without shareholder approval), but should the Fund decide to change this strategy, it will provide shareholders with at least 60 days’ notice.

14.             The M International Equity Fund and the M Large Cap Growth Fund may not purchase illiquid securities, including certain repurchase agreements or time deposits maturing in more than seven days (except securities offered and sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act, and except foreign securities offered and sold outside the United States), if, as a result thereof, more than 5% of the value of its total assets would be invested in assets that are either illiquid or are not readily marketable.  The M Capital Appreciation Fund and the M Large Cap Value Fund may not invest in illiquid securities.

15.             The M International Equity Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund may not purchase restricted securities (except securities offered and sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act, and except foreign securities offered and sold outside the United States) if, as a result thereof, more than 10% of the value of its total assets would be invested in restricted securities.  The M Large Cap Growth Fund may not invest in restricted securities.

16.  The M Large Cap Growth Fund may invest no more than 20% of the value of its total assets in securities of companies that are: organized under the laws of a foreign country and (i) are unlisted or listed primarily on a non-U.S. exchange; or (ii) are listed on a U.S. exchange or over-the counter as a sponsored or unsponsored American Depositary Receipt (“Foreign Issuers”).

17.  The M Capital Appreciation Fund and the M Large Cap Value Fund may invest no more than 15% of the value of their total assets in Foreign Issuers.

18.             The M International Equity Fund may invest no more than 20% of the value of its total assets in emerging markets (including no more than 5% of its net asset value in Brady Bonds).

19.             The M Large Cap Growth Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund may invest no more than 5% of their net asset value in Brady Bonds.

20.             The M International Equity Fund, the M Capital Appreciation Fund and the M Large Cap Value Fund may not invest in warrants or rights (other than those acquired in units or otherwise attached to other securities) if, as a result thereof, more than 5% of the value of its total assets would be invested in warrants or rights, and each may not invest more than 2% of its total assets, calculated at the time of purchase, in warrants or rights that are not listed on the New York Stock Exchange or the American Stock Exchange.  The M Large Cap Growth Fund may not invest in warrants or rights.

21.             The M International Equity Fund will not engage in forward foreign currency exchange contracts with respect to more than 5% of its assets.  The other Funds will not enter into such contracts.

Interpretive Rules

For purposes of the foregoing fundamental and non-fundamental restrictions, any restriction will be deemed to be violated to the extent an acquisition, encumbrance or sale of securities or assets of, or borrowings by, a Fund causes the Fund to exceed or fall short of the stated limitations.  Market fluctuations that cause a Fund to exceed or fall short of a stated limitation will not be deemed to cause the Fund to violate a restriction.  In addition, with regard to exceptions recited in a restriction, a Fund may only rely on an exception if its investment objective or policies otherwise permit it to rely on the exception.

Temporary Defensive Positions

Each Fund may depart from its normal strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions.  When a Fund takes a temporary defensive position, it will invest all or a substantial portion of its assets in U.S. and Foreign Government securities, money market funds, securities or debt instruments.  During these times, a Fund may not achieve its investment goals.

Investment Strategies and Risks

Investments

Some or all of the Funds may utilize the following investment techniques or make the following types of investments, subject to the restrictions set forth above.  To the extent permitted by federal law, investments of any cash invested or reinvested under the securities lending program are exempt from the restrictions set forth in this SAI.

•                  Common and Preferred Stocks;

•                  Foreign Government Obligations

•                  American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs’), International Depositary Receipts (“IDRs”) and Global Depositary Receipts (“GDRs”)

•                  Forward Foreign Currency Exchange Contracts

•                  Short-Term Bank and Corporate Obligations

Foreign Investments

Each of the Funds may invest in securities of Foreign Issuers.  The M Large Cap Growth Fund may invest up to 20% of the value of its total assets in securities of Foreign Issuers and the M Capital Appreciation Fund and the M Large Cap Value Fund may invest up to 15% of the value of their total assets in securities of Foreign Issuers.  The M International Equity Fund must invest at least 80% of the value of its total assets in securities of Foreign Issuers or in securities of Foreign Issuers that are represented by EDRs, IDRs or GDRs.  The M International Equity Fund also may invest in securities denominated or quoted in a currency other than the U.S. dollar (“non-dollar denominated securities”).  The M Capital Appreciation Fund and the M Large Cap Value Fund may not invest in any foreign government securities.

Risks Related to Foreign Investments.  Investments in the securities of Foreign Issuers, or in non-dollar denominated securities, may present potential benefits and risks not associated with investments solely in securities of domestic issuers or U.S. dollar-denominated securities.  Because investments in Foreign Issuers may involve currencies of foreign countries, because a Fund may temporarily hold funds in bank deposits in foreign currencies during completion of investment programs, and because a Fund may be subject to currency exposure independent of its securities positions, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies.

Foreign investment markets also have different clearance and settlement procedures, and in certain markets there may be times when settlements may be unable to keep pace with the volume of transactions, making it difficult to conduct such transactions.  Communications between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

Investing in non-dollar denominated securities or in the securities of Foreign Issuers involves significant risks that are not typically associated with investing in U.S. dollar-denominated securities or in securities of domestic issuers.  Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage).  Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange, and securities of some Foreign Issuers may be less liquid than securities of comparable domestic issuers.  Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States.  In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.  For example, delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon.  The inability of a Fund to make intended investments due to settlement problems could cause it to miss attractive investment opportunities.  Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio investment or, if the Fund has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign Issuers may not be subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.  There may be less publicly available information about a Foreign Issuer than about a domestic one.  In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States.  Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Fund, or political or social instability or diplomatic developments which could affect investments in those countries.  Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment and resource self-sufficiency.

European Economic Risk.  The M International Equity Fund’s investments could be negatively impacted by any economic or political instability in any European country. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have in recent years experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt and national unemployment levels of, several European countries, including Greece, Ireland, Italy, Portugal and Spain. Some of these characteristics can be observed in France, as well.  These events have adversely affected the exchange rate of the euro, the common currency of the EU, and may continue to significantly affect every country in Europe, including countries that do not use the euro. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  It may be the case that policies designed to manage deficits or defend the Euro will have adverse effects on specific countries and their economies.  Certain European debt issuers have defaulted and have restructured their obligations.  Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon or be forced to exit the euro, the common currency of the EU, and/or withdraw from the EU.  The EU itself may fail to achieve a budget for the European Commission, which may have difficulty operating effectively.  The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.  In a referendum held on June 23, 2016, the United Kingdom, which is a significant global economy, resolved to leave the EU. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. In addition, the occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these actions or events is not clear, but could be significant and far-reaching. The risks described above, among others, may adversely affect the value of the Fund’s investments.

Foreign Currency Transactions.  Because investment in Foreign Issuers will usually involve currencies of foreign countries, and because the Funds may be exposed to currency exposure independent of their securities positions, the value of the assets of the Funds invested in Foreign Issuers as measured in U.S. dollars will be affected by changes in foreign currency exchange rates.  To the extent that a Fund’s assets consist of investments denominated in a particular currency, the Fund’s exposure to adverse developments affecting the value of such currency will increase.

Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund’s net asset value to fluctuate as well.  Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective.  Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad.  To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Forward Foreign Currency Exchange Contracts.  The M International Equity Fund in the sole discretion of its Sub-Adviser may, but is not obligated under any circumstances to, enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against anticipated changes in future foreign currency exchange rates in connection with settling trades.  A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract the Fund may accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract.  Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The M International Equity Fund may enter into forward foreign currency exchange contracts in several circumstances.  When the M International Equity Fund enters into a contract for the purchase or sale of a security denominated or noted in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on such a security that it holds, it may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be.  By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the M International Equity Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Upon instructions from its Sub-Adviser, the M International Equity Fund’s custodian will segregate cash or other liquid assets in an amount equal to the value of the M International Equity Fund’s total assets committed to the consummation of forward foreign currency exchange contracts requiring the M International Equity Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes.  If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the M International Equity Fund’s commitments with respect to such contracts.  The segregated account will be marked-to-market on a daily basis.  Although the contracts are not presently regulated by the Commodity Futures Trading Commission (“CFTC”), the CFTC may in the future assert authority to regulate these contracts.  In such event, the M International Equity Fund’s ability to utilize forward foreign currency exchange contracts may be restricted.

While the M International Equity Fund will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks.  Thus, while the M International Equity Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the M International Equity Fund than if it had not engaged in any such transactions.  Moreover, there may be an imperfect correlation between the M International Equity Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the M International Equity Fund.  Such imperfect correlation may cause the M International Equity Fund to sustain losses, which will prevent it from achieving a complete hedge or expose the M International Equity Fund to risk of foreign exchange loss. Additionally, the market in forward foreign currency exchange contracts offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations.  Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the M International Equity Fund of unrealized profits, transaction costs or expected benefits of a currency hedge or force the M International Equity Fund to cover its purchase or sale commitments, if any, at the current market price.  The M International Equity Fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Sub-Adviser.

Investments in ADRs, EDRs, IDRs and GDRs.  Many securities of Foreign Issuers are represented by ADRs, EDRs, IDRs and GDRs.

Subject to the restrictions set forth above, each of the Funds may invest in ADRs.  ADRs represent the right to receive securities of Foreign Issuers deposited in a domestic bank or a foreign correspondent bank.  Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored or unsponsored and issued by domestic banks.  ADRs do not eliminate all the risk inherent in investing in the securities of Foreign Issuers.  To the extent that a Fund acquires ADRs through banks that do not have a contractual relationship with the Foreign Issuer of the security underlying the ADR to issue and service such ADRs (i.e., unsponsored programs), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the Foreign Issuer in a timely manner.  In addition, the lack of information may result in inefficiencies in the valuation of such instruments.  However, by investing in ADRs rather than directly in the stock of Foreign Issuers, a Fund will avoid currency risks during the settlement period for purchases and sales.  In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or on the NASDAQ National Market.  The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many Foreign Issuers may be subject.

In addition to ADRs, the M International Equity Fund may invest in EDRs, IDRs, and GDRs, which are receipts evidencing an arrangement with a bank similar to that for ADRs and are designed for use in the foreign securities markets.  EDRs, IDRs, and GDRs are not necessarily quoted in the same currency as the underlying security.

Emerging Market Securities

The M International Equity Fund may invest up to 20% of its total assets, measured at the time of purchase, in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets).  Each of the other three Funds may invest all of its foreign issuer allocation to emerging markets (15% for the M Capital Appreciation Fund and the M Large Cap Value Fund; and 20% for the M Large Cap Growth Fund).  Emerging market securities are issued by a company that: (i) has its principal trading market for its stock in a country other than those currently listed as a “developed market” by Morgan Stanley Capital International; (ii) is organized under the laws of, and with a principal office in, an emerging market country; (iii) has its principal activities located in an emerging market country; or (iv) derives at least 50% of its revenues or profits from operations within an emerging market country.

Risks Related to Emerging Market Securities.  The risks of investing in foreign securities may be intensified in the case of investments in emerging markets.  Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers.  Emerging markets also have different clearance and settlement procedures, and in certain markets there may be times when settlements may be unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.  Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned on the assets.  The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.  Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser.  Certain markets may require payment for securities before delivery.

Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies.  In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries.  The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times.  Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors.  In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances.  A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investing in Small-Capitalization Companies

All of the Funds may invest in small-capitalization companies.  Small capitalization companies have historically offered greater growth potential than larger ones, but they are often overlooked by investors.

Risks Related to Small-Capitalization Companies.  Small capitalization companies often have limited product lines, markets or financial and managerial resources and may be dependent on one person or a few key persons for management.  Investing in securities of smaller, lesser-known companies involves greater risks than investing in larger, more mature, better known issuers (such as those included in the S&P 500), including an increased possibility of portfolio price volatility.  Historically, small-capitalization stocks and stocks of recently organized companies have been more volatile in price than larger capitalization stocks.  Among the reasons for the greater price volatility of the stocks of these smaller companies are less certain growth prospects of smaller companies, a lower degree of liquidity in the markets for such stocks, and a greater sensitivity of smaller companies to changing economic conditions.  The stock prices of smaller companies may fluctuate independently of larger company stock prices.  Thus, small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline.

Securities Lending

All Funds may seek to increase their income by lending portfolio securities.  Under present regulatory policies, such loans may be made to institutions, such as certain broker-dealers, and are required to be secured continuously by collateral in cash maintained on a current basis at an amount at least equal to the market value of the securities loaned.  The collateral may be invested in repurchase agreements, money market funds, and other short-term obligations, subject to the restrictions of the 1940 Act.  The amount of such collateral investment may be substantial.  The Corporation has a Securities Lending Agreement with its custodian bank, State Street Bank and Trust Company (“State Street”) pursuant to which State Street manages the securities lending on behalf of the Funds.  The value of securities loaned will not exceed one-third of the value of the total assets of the Fund making the loan.

To the extent permitted by federal law, investments of any cash invested or reinvested under the securities lending program are exempt from the restrictions set forth in the Corporation’s Prospectus and this SAI.

Risks Related to Securities Lending.  Securities lending typically involves counterparty risk, including the risk that a borrower may not provide additional collateral when required or return the loaned securities in a timely manner.  This risk could be greater for foreign securities.  In the Funds’ securities lending program, the counterparty risk related to borrowers not providing additional collateral or returning loaned securities in a timely manner is borne by the securities lending agent, which has indemnified the Fund against losses resulting from these risks.  However, the Fund may lose money from lending securities (or the amounts earned from securities lending may be limited) if, for example, the value or return of its investments of the cash collateral declines below the amount owed to a borrower.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund.  Investing cash subjects the investment, as well as the securities loaned, to market appreciation or depreciation.

Other Investment Companies

Each Fund may invest up to 10% of the value of its total assets, calculated at the time of purchase, in the securities of other investment companies including business development companies, and small business investment companies (although it is anticipated that such investments will not exceed 5% of total assets).  Each Fund may not invest more than 5% of its total assets in the securities of any one investment company nor in more than 3% of the voting securities of any other investment company.  The above percentage limits do not apply to (i) investments in money market funds for short-term cash management or; (ii) the investment of securities lending collateral.  Each Fund will indirectly bear its proportionate share of any advisory and other fees paid by investment companies in which it invests, in addition to the management fees paid by such Fund.

Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV).  Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a Fund can invest in securities of other investment companies is limited by federal securities law.

Risks Related to Investments in Other Investment Companies.  Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses.

Commodity Pool Operator Exemption

The Funds are not deemed to be “commodity pool operators” under the Commodity Exchange Act and are not subject to registration or regulation as such under the Commodity Exchange Act. The Adviser has claimed an exclusion from registration as a “commodity pool operator” with respect to its service as investment adviser to the Funds pursuant to a claim for exclusion filed with the National Futures Association with respect to each Fund under CFTC Rule 4.5, as of the date of this SAI.  The Funds intend to limit their investments in commodity interests so as to remain exempt commodity pools.

Cybersecurity

Risks Related to Cybersecurity. Intentional cybersecurity breaches of the Funds could include: unauthorized access to systems, networks or devices (such as through “hacking” activity), infection from computer viruses or other malicious software code, and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. In addition, unintentional incidents can occur, such as the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws).  A cybersecurity breach could result in the loss or theft of customer data or funds, the inability to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or costs associated with system repairs. Such incidents could cause a Fund, the Adviser, or other service providers to incur regulatory penalties, litigation expenses, reputational damage, additional compliance costs, or significant financial loss. In addition, such incidents could affect issuers in which a Fund invests, and thereby cause the Fund’s investments to lose value.

Economic and Market Events

Risks Related to Economic and Market Events.   The financial crisis in the U.S. and many foreign economies over the past years, including the European sovereign debt and banking crises, the decision of the United Kingdom to leave the European Union and the unexpected election of Donald Trump as President of the U.S., has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Funds. Financial markets have been affected by governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; Standard & Poor’s Ratings Services’ downgrade of U.S. long-term sovereign debt; unpredictability of U.S. trade policy and legislation on healthcare, tax reform and infrastructure; economic stimulus by the Japanese central bank; steep declines in oil prices; social, political, and economic instability in Europe; persistently low or negative interest rates; securities overvaluation; dramatic changes in currency exchange rates; and China’s economic slowdown. In addition, increased investment in passive investment vehicles may affect the value of the Funds’ holdings.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support; changes in political parties; failure of efforts in response to the crisis; or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. In particular, the impact of U.S. financial legislation, and the potential reversal of such legislation, on the markets and the practical implications for market participants may not be fully known for some time. In addition, political events within the U.S. and abroad, such as continued concerns over the U.S. government failing to agree on a long-term budget and deficit reduction plan; the threat of a federal government shutdown and threats to not increase the federal government’s debt limit; and further geopolitical instability in Europe, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a Fund’s investments. Uncertainty surrounding changes in imports or exports; changes in governmental or European Union regulations on trade; changes in the strength of the U.S. dollar; the exchange rate of the Euro or other foreign currencies; the default or threat of default by a European Union member country on its sovereign debt; and/or an economic recession in a European Union member country, may have a significant adverse effect on the economies of European Union member countries and their trading partners. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations, and higher rates of inflation as a result of internal social unrest or conflicts with other countries.

Unanticipated political or social developments may result in sudden and significant investment losses. In June 2016, citizens of the United Kingdom voted to leave the European Union in a popular referendum. The full consequences of the so-called “Brexit” vote remain unclear, particularly with respect to the timeline of the withdrawal process and the outcome of negotiations of a new relationship between the United Kingdom and the European Union. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, which may cause increased volatility and illiquidity, and potentially lower economic growth in these markets. In addition, Brexit may cause other member states to contemplate departing the European Union, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities.

In November 2016, the U.S. held its presidential election and elected Donald Trump, the Republican Party nominee. The Republican Party now controls both the executive and legislative branches of government, which increases the likelihood that legislation will be adopted implementing the policies of the Trump administration. President Trump has made statements suggesting he may seek to adopt legislation that could significantly affect the regulation of United States financial markets. Areas subject to potential change, amendment or repeal include the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations; the authority of the Federal Reserve and the Financial Stability Oversight Council; and renewed proposals to separate banks’ commercial and investment banking activities. President Trump also has stated he would cause the United States to withdraw from or renegotiate various trade agreements and take other actions that would change current trade policies of the United States. The Trump administration, along with Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to the trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States.  It is difficult to predict which, if any, of these actions will be taken or, if taken, their effect on the financial stability of the U.S. Such actions could create risks for the Funds.

Large Capitalization Companies

Risks Related to Large Capitalization Companies. Larger, more established companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Sectors

Risks Related to Financials Sector. Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. The financials sector is particularly sensitive to fluctuations in interest rates.

Risks Related to Health Care Sector.  The profitability of companies in the healthcare sector is affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of a company’s patents may adversely affect that company’s profitability. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

Risks Related to Industrials Sector.  The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims.

Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control government budgets. Transportation stocks, a component of the industrials sector, are cyclical and can be significantly affected by economic changes, fuel prices, labor relations and insurance costs. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this industry rely to a significant extent on government demand for their products and services.

Risks Related to Technology Sector.  Technology companies, including information technology companies, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources and/or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and other intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Portfolio Turnover

The portfolio turnover rate is calculated for each Fund by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of that Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.  For each of the fiscal years ended December 31, 2017 and December 31, 2016, the portfolio turnover rates for the Funds were as follows:

Fund	2017 Portfolio Turnover Rate	2016 Portfolio Turnover Rate
M International Equity Fund	10%	20%
M Large Cap Growth Fund	49%	36%
M Capital Appreciation Fund	20%	19%
M Large Cap Value Fund	75%	54%

Policies and Procedures for Disclosure of Fund Portfolio Holdings

The Corporation has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings.  These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.  Such disclosure is only permitted if the Corporation’s Chief Compliance Officer concludes that it is being done in a manner that, among other things, does not put the interests of the Adviser, Sub-Advisers, M Holdings Securities, Inc., or any affiliated person of the Corporation, the Adviser, Sub-Advisers or M Holdings Securities, Inc., above the interests of Fund shareholders.  Under no circumstances does the Adviser, any Sub-Adviser, or the Corporation’s custodian, transfer agent, and administrator, State Street, receive any compensation in return for the disclosure of information about a Fund’s portfolio securities or for any ongoing arrangements to make available information about a Fund’s portfolio securities.

Website Disclosure of Fund Portfolio Holdings. The Corporation has adopted policies and procedures that govern the disclosure of the Funds’ portfolio holdings.  The Corporation will post complete lists of each Fund’s portfolio holdings as of the end of each quarter on its website at www.mfin.com. Once you reach the website, you will find the portfolio holdings by clicking on “M Funds” at the bottom of the page.  The Funds’ portfolio holdings are also disclosed as of the end of the applicable quarter in the Corporation’s Form N-CSR filings for the second and fourth fiscal quarters, which are filed on or shortly before the 70th day following the end of those quarters, and in its Form N-Q filings for the first and third fiscal quarters, which are filed on or shortly before the 60th day following the end of those quarters.

Disclosure of Fund Portfolio Holdings to Approved Recipients.  Under limited circumstances, as described below, a Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their publication on our website.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty not to disclose or trade on the nonpublic information.

•                  Portfolio Managers.  Because they make the investment decisions that determine the portfolio holdings, portfolio managers of the Funds have full daily access to portfolio holdings for the Fund for which they have direct management responsibility.

•                  Broker-Dealers.  Portfolio managers may also release and discuss portfolio holdings with various broker-dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.  Occasionally, certain broker-dealers may also receive information regarding a Fund’s portfolio holdings to help portfolio managers determine such Fund’s portfolio management and trading strategies.  Such disclosure would only be made subject to a written confidentiality agreement that prohibits releasing the information or trading based upon the information.

•                  The Adviser and Sub-Advisers.  Personnel of the Adviser and personnel of the Sub-Advisers other than portfolio managers may have full daily access to Fund portfolio holdings because that information is necessary for the Adviser and the Sub-Advisers to provide their management, administrative, and investment services to the Corporation.

•                  State Street Bank and Trust Company.  Since State Street is the custodian, transfer agent, and administrator for the Corporation, its personnel have full daily access to the Funds’ portfolio holdings because that information is necessary for such personnel to provide the agreed-upon services for the Corporation.

Additions to List of Approved Recipients.  The Corporation has designated the Chief Compliance Officer as the person responsible for, and whose prior approval is required for, any disclosure of the Funds’ portfolio securities to persons other than those listed above sooner than one day after the publication of the portfolio holdings on www.mfin.com.  In such cases, the recipient must have a legitimate business need for the information, and the disclosure of the information must be subject to a written confidentiality agreement that prohibits trading based on the information.

Compliance With Portfolio Holdings Disclosure Procedures.  On at least an annual basis, the Corporation’s Chief Compliance Officer will provide to the Board of Directors a report that includes compliance with the Funds’ portfolio holdings disclosure procedures.  The Board of Directors will be provided a current copy of the procedures for their review and approval.

Although the Corporation’s policies on the disclosure of portfolio holdings are designed to deter and detect improper use of non-public holdings information, there is no assurance that these policies will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Management of the Funds

Board of Directors

Overall responsibility for management and supervision of the Corporation rests with the Board of Directors.  The Directors approve all material agreements between the Corporation and the persons and companies that furnish services to the Corporation.

Management Information

The Directors of the Corporation are listed below together with their respective positions with the Corporation, their principal occupations during the past five years and any positions held with affiliates of the Corporation:

Name, Address, and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past 5 Years
INTERESTED DIRECTORS
Peter W. Mullin(2) 1125 NW Couch St., Suite 900 Portland, OR 97209 77	Director	Indefinite 22 Years	Chairman Emeritus, MullinTBG, Inc. (insurance agency) from 2008 to Present. Founding Chairman, Mullin, Barens, Sanford (life insurance & executive benefits) from 2012 to Present.	4	Avery Dennison (consumer packaging) from 1988 to 2013.
Lawton Nease(2) Nease Lagana Eden & Culley, Inc. 1125 NW Couch St., Suite 900 Portland, OR 97209 74	Director	Indefinite Eight Years	President, Nease, Lagana, Eden & Culley (life insurance advisory firm) from 1988 to present.	4	NLEC (specialty insurance).
INDEPENDENT DIRECTORS
Wayne Pierson 1125 NW Couch St., Suite 900 Portland, OR 97209 67	Director, Chair of the Board and Governance Committee Chair	Indefinite Six Years	Chief Financial Officer, Chief Investment Officer, Meyer Memorial Trust, 1982 to 2014 (private foundation); President (2005 to present) and Director (2004-2015), Acorn Investors LLC (investment holding company); Principal Clifford Capital Partners LLC, 2010 to present (investment manager).	4	Director, Oaktree Capital Group, 2007 to present (investment manager).
Bruce W. Madding 1125 NW Couch St., Suite 900 Portland, OR 97209 66	Director and Audit Committee Chair	Indefinite 10 Years	CEO and CIO, C.M. Capital Corp., 2011 to present.	4	N/A

(1) In accordance with the Corporation’s current by-laws, each Director serves for an indefinite term until the date such Director resigns, retires or is removed by the Board of Directors or shareholders in accordance with the Corporation’s Articles of Incorporation.

(2) Messrs. Mullin and Nease are deemed to be Interested Persons as defined by the 1940 Act, for the following reasons:

• Mr. Mullin has the power to vote 18.6% of the stock of M Financial Group, which controls the Adviser;

• Mr. Nease owns 1.8% of the stock of M Financial Group;

• Messrs. Mullin and Nease are Directors of M Financial Group; and

• Mr. Nease is a Director of the Adviser.

The Officers of the Corporation are listed below together with their respective positions with the Corporation, their principal occupations during the past five years and any positions held with affiliates of the Corporation:

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bridget McNamara-Fenesy 1125 NW Couch St., Suite 900 Portland, OR 97209 59	President	One Year Since October, 2017

President and CEO, M Securities Holdings, Inc. 2017-present; Vice President, M Securities Holdings, Inc. 2016-2017; Interim Chief Compliance Officer, M Securities Holdings, Inc. March 2016-September 2016; President, Two Gaits Consulting 2001-2016.

David Lees 1125 NW Couch St., Suite 900 Portland, OR 97209 52	Secretary and Treasurer	One Year 11 Years

Accounting Director, M Financial Group, 2007-present; Secretary and Treasurer, M Financial Investment Advisers, Inc., 2007 to present; Secretary and Treasurer, M Financial Wealth Partners, Inc., and M Financial Asset Management, Inc., 2016-present.

Shannon Hartwell 1125 NW Couch St., Suite 900 Portland, OR 97209 47	Chief Compliance Officer	One Year 12 Years	Chief Compliance Officer, M Financial Asset Management, Inc., 2011-present; Chief Compliance Officer, M Financial Investment Advisers, Inc., 2006-present.
Dean Beckley 1125 NW Couch St., Suite 900 Portland, OR 97209 46	Chief Information Security Officer	One Year Since March, 2017	Director, Cyber Security & IT Operations, M Financial Group, 2016-present; Director, Technology of M Benefit Solutions, 2013-2016; Senior Project Manager of M Financial Group, 2009-2013.

The Corporation is governed by a Board of Directors, which is responsible for generally overseeing the conduct of Corporation business and for protecting the interests of shareholders. The directors meet periodically throughout the year to oversee the Corporation’s activities, review contractual arrangements with companies that provide services to the Corporation and review each Fund’s performance.

The Board is led by the Chair of the Board who is elected annually and is not an “interested person” of the Corporation for purposes of the 1940 Act.  The position of Chair is separate from the position of President.  Mr. Pierson, an independent Director, currently serves as the Chair of the Board and Ms. McNamara-Fenesy, President of the Adviser, currently serves as President of the Corporation.  The Corporation believes this leadership structure is appropriate because having an Independent Director serve as Chair provides the Board with a measure of independence, while having an executive officer of the Adviser serve as President brings extensive knowledge of the Corporation’s day-to-day operations to the executive function.

The Board of Directors oversees risk management for the Corporation in several ways. The Board receives regular reports, which detail the results of testing of each Fund’s compliance with its Board-adopted policies and procedures, its investment policies and limitations, and applicable provisions of the federal securities laws and Internal Revenue Code. As needed, the Adviser discusses management related issues regarding the Corporation with the Board and solicits the Board’s input on many aspects of management, including potential risks to the Corporation. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Corporation and offers advice to management, as appropriate. The Directors also meet in executive session with Independent counsel, the Chief Compliance Officer, the independent auditor and representatives from management, as needed.

The Corporation has two standing Committees, the Audit Committee and the Governance Committee.  The Audit and Governance Committees were established by the Board at a meeting held on February 10, 2004.  Messrs. Madding and Pierson are members of the Audit and Governance Committees of the Board.  Mr. Madding is Chair of the Audit Committee and Mr. Pierson is Chair of the Governance Committee.  The Audit Committee operates under a written charter approved by the Board.  The purposes of the Audit Committee are: (a)  to oversee generally the Funds accounting and financial reporting policies and processes, including the Funds compliance with legal and regulatory requirements applicable thereto; (b) to oversee generally the quality, objectivity, and integrity of the Funds financial statements and the independent audit thereof, including the Funds controls over financial reporting; (c) to oversee the qualifications, independence, and performance of the Funds independent accountants; (d) to act as a liaison between the Funds independent accountants and the full Board; and (e) to act upon reports of or other information regarding deficiencies, weaknesses in internal controls and procedures for financial reporting, fraud or other similar matters.  The Governance Committee, among other things, nominates persons to fill vacancies on the Board.  The Governance Committee does not have a procedure to consider nominees for the position of Director recommended by shareholders.  During the past calendar year, the Audit Committee met twice and the Governance Committee met once.

There is no family relationship between any of the Directors or Officers listed above.

Each Director receives $1,500 per meeting of the Board that he attends.  Each Independent Director receives an annual retainer of $20,000.  Interested Directors do not receive an annual retainer.  Each member of the Audit Committee receives $1,500 per meeting of the Audit Committee that he attends.  The Chair of the Board and the Chair of the Audit Committee each receive additional annual compensation of $10,000.

Share Ownership in the Funds as of December 31, 2017

Name of Trustee/Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in the Corporation
Peter W. Mullin	M International Equity Fund over $100,000 M Large Cap Growth Fund over $100,000 M Capital Appreciation Fund over $100,000	over $100,000*
Lawton Nease	M International Equity Fund $10,001 - $50,000 M Large Cap Growth Fund $10,001 - $50,000 M Capital Appreciation Fund $10,001 - $50,000 M Large Cap Value Fund $10,001 - $50,000	over $100,000*
Wayne Pierson	None	None
Bruce W. Madding	None	None

*Messrs. Mullin and Nease own shares of the Funds as a result of investment allocations made within their variable life insurance or annuity policies.

The Directors and Officers, as a group, owned less than 1% of each Fund’s shares as of April 1, 2018.

Consistent with M Financial Group’s focus on client advocacy and leadership, the Corporation’s Board of Directors continues to provide valuable direction and insight that fuel differentiation.  While there are no formal qualification requirements, Directors have certain perspectives, credentials, skills, and levels of experience that enhance their ability to serve on the Board, including:

(i)	knowledge of mutual funds, insurance, and/or financial services;

(ii)	a reputation for high professional integrity; and

(iii)

an ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board and the Adviser.

The following is a summary of the specific qualifications and experience of each Director:

Peter W. Mullin: Mr. Mullin is an experienced business executive with over 37 years’ experience with executive compensation and benefit issues. His experience includes various chief executive positions and service as a director or trustee of various public companies and foundations. He has a Bachelor’s degree in Economics.  He has served on the Corporation’s Board of Directors and related committees for 22 years and possesses significant experience regarding the Corporation’s operations and history.

Lawton Nease: Mr. Nease is an experienced business executive with 47 years’ experience planning for estates and businesses in the affluent marketplace. His experience includes various chief executive positions and service as a director or trustee of various public companies and foundations. He has a Master’s degree in Business Administration and a Doctorate degree in Business.  He has served on the Corporation’s Board of Directors and related committees for eight years.

Wayne G. Pierson: Mr. Pierson is an experienced business executive with over 35 years’ experience in the financial services industry.  His experience includes chief executive and chief financial officer positions and service as a director or trustee for various trusts and companies.  He has a Bachelor’s degree in Business Administration.  He is a Certified Public Accountant and a Chartered Financial Analyst.  He has served on the Corporation’s Board of Directors and related committees for six years.

Bruce W. Madding: Mr. Madding is an experienced business executive with over 27 years’ experience in the financial services industry. His experience includes chief executive and chief financial officer positions and service as a director or trustee for various foundations. He has a Master’s degree in Business Administration and is a Certified Public Accountant.  He has served on the Corporation’s Board of Directors and related committees for 10 years and possesses significant experience regarding the Corporation’s operations and history.

During the year ended December 31, 2017, the Directors of the Corporation received the following compensation from the Corporation:

Name of Person, Position	Aggregate Compensation from the Corporation	Pension or Retirement Benefits Accrued as Part of the Corporation’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Corporation and Fund Complex Paid to Directors
INTERESTED DIRECTORS
Peter W. Mullin Director	$4,500	$0	$0	$4,500
Lawton Nease	$6,000	$0	$0	$6,000

Name of Person, Position	Aggregate Compensation from the Corporation	Pension or Retirement Benefits Accrued as Part of the Corporation’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Corporation and Fund Complex Paid to Directors
Director

Name of Person, Position	Aggregate Compensation from the Corporation	Pension or Retirement Benefits Accrued as Part of the Corporation’s Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from the Corporation and Fund Complex Paid to Directors
INDEPENDENT DIRECTORS
Wayne Pierson Director, Chair of the Board and Chair of the Governance Committee	$29,000	$0	$0	$29,000
Bruce Madding Director and Chair of the Audit Committee	$39,000	$0	$0	$39,000
Gerald Bidwell* Former Director and Former Chair of the Board	$39,000	$0	$0	$39,000
Neil E. Goldschmidt** Former Director	$29,000	$0	$0	$29,000

* Mr. Bidwell was a member of the Board through March 12, 2018.

** Mr. Goldschmidt was a member of the Board through December 31, 2017.

The Corporation pays no compensation to its officers, other than the Chief Compliance Officer.

Codes of Ethics

Rule 17j-1 of the 1940 Act, addresses conflicts of interest that arise from personal trading activities of investment company personnel.  The rule requires funds and their investment advisers and principal underwriters to adopt a code of ethics and to report periodically to the Board of Directors on issues raised under such codes of ethics.  To assure compliance with these restrictions, the Corporation, the Adviser, each Sub-Adviser and M Holdings Securities, Inc. (the “Distributor”) each have adopted and agreed to be governed by a code of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts with regard to the personal securities transactions of their employees.  The codes of ethics of the Corporation, the Adviser, the Sub-Advisers and the Distributor permit covered employees to invest in securities, including securities that may be purchased or held by the Funds.  However, such personal securities transactions must avoid actual or potential conflicts of interest with the Funds.

Information about these codes of ethics may be obtained by calling the SEC’s Public Reference Room at 1-202-942-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Procedures

The Funds have delegated proxy voting responsibilities to the Sub-Advisers subject to the Board of Directors’ oversight.  In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds’ and their shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Sub-Advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the “Proxy Voting Procedures”).  The Proxy Voting Procedures address, among other things, situations where a vote may present material conflicts of interest between the interests of the Funds and their shareholders on the one hand and the interests of the Sub-Advisers and their affiliates on the other hand.  The Proxy Voting Procedures are provided in Appendix A to this SAI.

Information regarding how the Funds’ voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Corporation toll-free at (888) 736-2878; and (2) on the SEC’s website at http://www.sec.gov.

Investment Advisory and Other Services

Investment Adviser

M Financial Investment Advisers, Inc. is the investment adviser of the Corporation and its Funds.  Bridget McNamara-Fenesy serves as President of the Adviser and President of the Corporation; David Lees, Secretary and Treasurer of the Corporation, serves as Secretary and Treasurer of the Adviser; and Shannon Hartwell, Chief Compliance Officer of the Corporation, serves as Chief Compliance Officer of the Adviser.

The Adviser is controlled by M Financial Holdings Incorporated, which does business under the name M Financial Group.  M Financial Group is engaged in providing product development and marketing support services for participating insurance agents, who, collectively, own a majority of the outstanding stock of M Financial Group.  As stockholders, they share in the profits of M Financial Group via periodic stock or cash dividends.  M Financial Group derives revenue from, among other things, investment advisory fees with respect to assets invested in the Corporation and receives from insurance carriers compensation based, in part, upon the volume of insurance premiums generated by its participating agents.  Clients should be aware that these direct and indirect compensation arrangements may create economic incentives, which could influence recommendations for particular financial products or services (including the Funds).  These incentives include, but are not limited to, the following: (i) commissions or other compensation in respect of one particular financial service provider, product, investment, or service may exceed commissions or compensation payable in respect of a comparable provider, product or service; (ii) certain policy features or riders may involve commissions or compensation that differ from compensation payable in respect of “base” or standard contractual features; and (iii) products or services that provide revenue, including override commissions or potential reinsurance profits, to M Financial Group could indirectly provide incentives to agents to recommend such products over similar products or services that do not provide revenue to M Financial Group.

The Adviser was organized on September 11, 1995.  Although the Adviser is not primarily responsible for the daily management of the Funds, the Adviser oversees the management of the assets of the Funds by each of the Sub-Advisers.  In turn, each Sub-Adviser is responsible for the day-to-day management of a specific Fund.

Investment Advisory Agreement

The Adviser has entered into an investment advisory agreement with the Corporation under which the Adviser assumes overall responsibility, subject to the ongoing supervision of the Corporation’s Board of Directors, for administering all operations of the Corporation and for monitoring and evaluating the management of the assets of each of the Funds by the Sub-Advisers.   The Adviser, on behalf of the Corporation, has entered into sub-advisory agreements with (i) Northern Cross, LLC, with respect to the M International Equity Fund, (ii) DSM Capital Partners LLC with respect to the M Large Cap Growth Fund, (iii) Frontier Capital Management Company, LLC with respect to the M Capital Appreciation Fund and (iv) AJO, LP with respect to the M Large Cap Value Fund.  The Adviser provides or arranges for the provision of the overall business management and administrative services necessary for the Corporation’s operations and furnishes or procures any other services and information necessary for the proper conduct of the Corporation’s business.  The Adviser also acts as liaison among, and supervisor of, the various service providers to the Corporation, including the custodian, transfer agent, administrator, and accounting services agent.  The Adviser is also responsible for overseeing the Corporation’s compliance with the requirements of applicable law and with each Fund’s investment objective, policies, and restrictions.  The Sub-Advisers provide the day-to-day portfolio management for the respective Funds.

The investment advisory agreement provides that the Adviser may render similar services to others (although there is no current intent for the Adviser to do so) so long as the services that it provides to the Corporation are not impaired thereby.  The investment advisory agreement also provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Corporation, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its duties or obligations under the investment advisory agreement, and (ii) to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

The current investment advisory agreement and sub-advisory agreements (each an “Agreement”) will remain in effect from year to year, provided such continuance is specifically approved as to each Fund at least annually by (a) the vote of a majority of the outstanding voting securities of that Fund or by the Board of Directors, and (b) the vote of a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.  Each Agreement will terminate automatically if assigned (as defined in the 1940 Act).  Each Agreement is also terminable without penalty (a) as to any Fund at any time by the Board of Directors or by vote of a majority of the votes attributable to outstanding voting securities of the applicable Fund; (b) by the Adviser on not more than 60 days’ nor less than 30 days’ written notice; or (c) by the Sub-Adviser on 90 days’ notice.

As compensation for its services, the Adviser receives a fee (paid by the Funds) based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Advisory Fee
M International Equity Fund	0.70% on the first $1 billion 0.65% on amounts above $1 billion
M Large Cap Growth Fund	0.65% of first $50 million 0.60% of next $50 million 0.55% on amounts above $100 million
M Capital Appreciation Fund	0.90%
M Large Cap Value Fund*	0.45% on the first $250 million 0.35% on the next $250 million 0.30% on the next $250 million 0.275% on amounts thereafter

* The Sub-Adviser for the Fund has agreed to waive 5% of its sub-advisory fee. Consequently, the Adviser waived a portion of the fee payable by the Fund. From January 1, 2017 through December 31, 2017, the fee payable to the Adviser for the Fund was 0.435% on the first $250 million, 0.34% on the next $250 million, 0.2925% on the next $250 million and 0.2688% thereafter on the Fund’s average daily net assets. This voluntary fee waiver arrangement may be discontinued at any time.

For the years ended December 31, 2017, December 31, 2016 and December 31, 2015 respectively, the Funds incurred the following amounts as investment advisory fees payable to the Adviser:

Fund	2017		2016		2015
M International Equity Fund	$1,525,753		$1,430,995		$1,559,492
M Large Cap Growth Fund	$1,083,870		$984,282		$1,063,413
M Capital Appreciation Fund	$1,853,431		$1,622,119		$1,675,098
M Large Cap Value Fund	$420,020	**	$407,713	*	$392,125

*Of this amount, $3,389 was waived by the Adviser.

**Of this amount, $14,001 was waived by the Adviser.

Expenses of the Corporation

The Corporation incurs certain operating and general administrative expenses in addition to the Adviser’s fee.  These expenses, which are accrued daily, include: legal fees; certain regulatory and filing fees; costs associated with shareholder reporting; insurance; director compensation; and other expenses properly payable by the Corporation.  These expenses are allocated on the basis of the asset size of the respective Funds or by the Board of Directors, as appropriate.  Certain other expenses, including: taxes; expenses for auditing and tax services; charges for custody services; expenses of redemption; brokerage costs; trading costs; transfer agent fees (wire fees); pricing fees; certain regulatory reporting fees; accounting fees; foreign sub-custodian fees; and other costs properly payable by a particular Fund, are borne directly and paid individually by such Fund.

Each year, from the inception of the Funds through April 30, 2019, the Adviser has contractually agreed to reimburse each Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of a Fund’s annualized average daily net assets.  For the years ended December 31, 2017, December 31, 2016 and December 31, 2015 respectively, the Funds received the following reimbursements:

Fund	2017	2016	2015
M International Equity Fund	$0	$56,086	$29,626
M Large Cap Growth Fund	$0	$0	$0
M Capital Appreciation Fund	$0	$0	$0
M Large Cap Value Fund	$0	$0	$0

Under the Investment Advisory Agreement, the Adviser may elect to recapture any amounts waived or reimbursed earlier in the fiscal year, subject to certain conditions, including that repayment does not cause operating expenses to exceed 0.25%.

Sub-Advisers

The Adviser has retained the services of four Sub-Advisers to provide the day-to-day portfolio management for the Funds.

Northern Cross, LLC

Northern Cross, LLC (“Northern Cross”), Sub-Adviser to the M International Equity Fund is located at 125 Summer St, Suite 1410, Boston, Massachusetts 02110.  Northern Cross is 100% owned by the six principals of the firm.

As of December 31, 2017, each member was responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed
James LaTorre, CFA	5	$31,579,225,190	0	$0	7	$1,379,420,171
Howard Appleby, CFA	5	$31,579,225,190	0	$0	7	$1,379,420,171
Jean- Francois Ducrest	5	$31,579,225,190	0	$0	7	$1,379,420,171

As of December 31, 2017, none of the members of the Northern Cross investment team managed any accounts for which an advisory fee based on the account’s performance is earned.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between the portfolio managers’ management of the investments of M International Equity Fund and the management of other client accounts. The other accounts might have similar investment objectives or strategies as M International Equity Fund, track the same index M International Equity Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by M International Equity Fund. The other accounts might also have different investment objectives or strategies than M International Equity Fund. Northern Cross has adopted policies and procedures reasonably designed to treat all accounts fairly and equitably and to address the potentially adverse effect of any conflicts of interest.

A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of M International Equity Fund. Because of the portfolio managers’ positions with M International Equity Fund, each portfolio manager knows the size, timing and possible market impact of M International Equity Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of M International Equity Fund.  Northern Cross has designed and implemented policies and procedures intended to mitigate these conflicts and fairly allocate investments across all client accounts. Trades are blocked and executed at a common price. Allocations of the block trade are then made pro rata to all eligible accounts within the same strategy.

Supervised Persons of Northern Cross may purchase, hold, and sell securities, for their own benefit, that could be owned by or considered potential investment opportunities for Northern Cross’ clients. Personal securities trading by “supervised persons” creates a conflict of interest. Northern Cross has put in place policies and procedures to mitigate this conflict. Personal securities transactions are addressed in Northern Cross’ Code of Ethics and monitored regularly by Northern Cross’ Compliance Team. Controls applied to personal securities trading include pre-clearance of all personal trades in reportable securities and restrictions on securities owned by or being considered for clients of Northern Cross.

When evaluating broker/dealers, Northern Cross may not always select the broker/dealer with the lowest commission rate. The primary criteria considered in selecting a broker/dealer is the ability of the broker/dealer, in Northern Cross’ opinion, to secure execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to Northern Cross on behalf of their clients.

A potential conflict of interest may arise as result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both M International Equity Fund and other accounts but may not be available in sufficient quantities for both M International Equity Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by M International Equity Fund and another account. Northern Cross has adopted policies and procedures designed to allocate investment opportunities on a fair and equitable basis over time.

Compensation

Northern Cross is owned 100% by its six principals.  Their compensation consists of a share in the firm’s overall profits.

As of December 31, 2017, none of the members of the Northern Cross investment team beneficially owned any shares of the M International Equity Fund.

DSM Capital Partners LLC

DSM Capital Partners LLC (“DSM”), Sub-Adviser to the M Large Cap Growth Fund, is located at 7111 Fairway Drive, Suite 350, Palm Beach Gardens, Florida 33418.  DSM is independent and employee-owned.   As of December 31, 2017, each portfolio manager is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Daniel B. Strickberger	3	$442,000,000	10	$1,925,000,000	400	$5,400,000,000
Justin T. Burk, CFA	3	$442,000,000	10	$1,925,000,000	400	$5,400,000,000
Pinaki Kar	3	$442,000,000	10	$1,925,000,000	400	$5,400,000,000
David M. McVey, CFA	3	$442,000,000	10	$1,925,000,000	400	$5,400,000,000
Steven D. Tish, CFA	3	$442,000,000	10	$1,925,000,000	400	$5,400,000,000
Eric F. Woodworth, CFA	3	$442,000,000	10	$1,925,000,000	400	$5,400,000,000
Hannah Chiang	3	$442,000,000	10	$1,925,000,000	400	$5,400,000,000
Kenneth Yang	3	$442,000,000	10	$1,925,000,000	400	$5,400,000,000
					7*	$900,000,000	*

*These accounts are subject to a performance-based advisory fee.

Conflicts of Interest

As is typical for many investment advisers, potential conflicts of interest may arise related to DSM’s management of accounts, including the Fund, where not all accounts are able to participate in a desired IPO, or other limited opportunity, related to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, related to the side-by-side management of accounts with performance-based fees,  and related to a variety of other circumstances.

When evaluating broker-dealers, DSM may not always select the broker-dealer with the lowest commission rate. The primary criteria considered in selecting a broker-dealer is the ability of the broker-dealer, in DSM’ opinion, to secure execution at the best security price available with respect to each transaction in light of the overall quality of brokerage and research services provided to DSM on behalf of its clients.

In all cases, however, DSM believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent or disclose material conflicts of interest.  Please see DSM’s Form ADV, Part 2A for a complete description of its conflicts and some of its policies and procedures in this regard.

Compensation

DSM’s investment professionals receive a base salary commensurate with their level of experience.  DSM’s goal is to maintain base salaries and bonus compensation competitive with the broad investment industry (including alternative investment firms).  Bonus compensation, which is a multiple of base salary, is based on an employee’s long-term performance.  Each individual’s contribution to fundamental research, valuation work and portfolio management is considered, both within and beyond the portfolio.  Collaboration is expected and rewarded at DSM.  Importantly, the entire investment team, as well as other employees of the firm, are also shareholders in DSM.  This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

Portfolio managers/research analysts, along with all other DSM employees, are reviewed on an annual basis.  DSM’s partners are responsible for setting base salaries, bonus compensation and share ownership amounts.

As of December 31, 2017, none of the members of the DSM investment team beneficially owned any shares of the M Large Cap Growth Fund.

Frontier Capital Management Company, LLC

Frontier Capital Management Company LLC (“Frontier”), Sub-Adviser to the M Capital Appreciation Fund, is located at 99 Summer Street, Boston, Massachusetts 02110.  Frontier is 33% owned by Frontier management and 67% indirectly owned by Affiliated Managers Group, Inc. (“AMG”), an asset management holding company located at 777 South Flagler Drive, West Palm Beach, FL 33401.  As of December 31, 2017, AMG had 39 advisory affiliates that collectively manage approximately $836 billion in assets.  As of December 31, 2017, each portfolio manager is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Michael Cavarretta, CFA	3	$304,015,385	1	$228,630,922	30	$2,746,916,785
Andrew Bennett, CFA	3	$304,015,385	1	$228,630,922	30	$2,746,916,785

As of December 31, 2017, Mr. Cavarretta and Mr. Bennett did not manage any accounts for which the advisory fee was based on performance.

Conflicts of Interest

In connection with its management of clients’ accounts, Frontier is subject to a number of actual or apparent conflicts of interest.  These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account.  A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees) or accounts in which the portfolio manager has a personal investment.  In addition, conflicts may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers.

Frontier’s portfolio managers typically manage multiple accounts.  Generally, however, accounts within a particular investment strategy (e.g., capital appreciation) with similar objectives are managed similarly.  Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.

Frontier has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably.  These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts.  Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities.  Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

Compensation

Frontier’s portfolio manager compensation structure is designed to align the interest of portfolio managers with those of the shareholders whose assets they manage.  Frontier’s portfolio manager compensation program consists of a base salary, annual bonus, and participation in company-funded retirement plans.  In addition, all of Frontier’s portfolio managers are partners at Frontier, which entitles them to share in the firm’s profits and the long-term growth of the firm.  The annual bonus is variable and based partially or primarily upon management-fee revenues generated from client accounts.

As of December 31, 2017, Mr. Cavarretta and Mr. Bennett did not beneficially own any shares of the M Capital Appreciation Fund.

AJO, LP

AJO, LP (“AJO”), Sub-Adviser to the M Large Cap Value Fund, is located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102. AJO is wholly owned by 18 active principals.

As of December 31, 2017, each portfolio manager is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Separately Managed Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Theodore R. Aronson, CFA, CIC	12	$2,654,280,000	19	$4,969,610,000	130	$19,319,360,000
Stefani Cranston, CFA, CPA	12	$2,654,280,000	19	$4,969,610,000	130	$19,319,360,000
Gina Marie N. Moore, CFA	12	$2,654,280,000	19	$4,969,610,000	130	$19,319,360,000
Gregory J. Rogers, CFA	12	$2,654,280,000	19	$4,969,610,000	130	$19,319,360,000
Christopher J. W. Whitehead, CFA	12	$2,654,280,000	19	$4,969,610,000	130	$19,319,360,000
	2*	$135,110,000	4*	$588,370,000	68*	$9,399,690,000

*These accounts are subject to a performance-based advisory fee.

AJO utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of the accounts listed in each category.

Conflicts of Interest

AJO’s portfolio managers’ management of the other accounts referenced above may give rise to potential conflicts of interest in connection with their management of the investments of the Fund. For example, portfolio managers may have conflicts of interest in allocating management time, resources, and investment opportunities among the Fund and other accounts advised by the portfolio managers. Differences between accounts may lead to additional conflicts — accounts may differ in terms of fee structure (fixed versus performance-based), size (and, hence, absolute fee), restrictions, or investment strategy.

However, AJO has policies and procedures in place to mitigate potential conflicts of interest. For example, AJO’s fixed-fee schedules are standardized and all discretionary fixed-fee accounts of the same size and mandate are subject to AJO’s most-favored-nation fee policy. Investment opportunities and aggregated trades are both subject to policies requiring fair treatment across accounts, without regard to account size or fee type.

Compensation

Each of AJO’s portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions and merit-based cash bonuses. Each calendar year-end, the managing partner of AJO, in consultation with the other partners, determines the bonus amount for each portfolio manager. Bonuses can be a significant portion of a portfolio manager’s overall compensation.

Bonus amounts are generally based on net revenues and cash position of AJO and the individual’s overall contributions to the operations of AJO. Although many of the firm’s fee arrangements are performance-based, no individual’s compensation is directly tied to account performance or to the value of the assets held in particular funds or even to firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.

As of December 31, 2017, none of the Fund’s AJO investment personnel beneficially owned any shares of the M Large Cap Value Fund.

Sub-Advisory Fees

As compensation for their services, each Sub-Adviser receives a fee (paid by the Adviser) based on the average daily net assets of the applicable Fund at the following annual rates:

Fund	Sub-Advisory Fee
M International Equity Fund	0.55% on the first $1 billion 0.50% on amounts above $1 billion
M Large Cap Growth Fund	0.50% on the first $50 million 0.45% on the next $50 million 0.40% on amounts above $100 million
M Capital Appreciation Fund	0.75%
M Large Cap Value Fund*	0.30% on the first $250 million 0.20% on the next $250 million 0.15% on the next $250 million 0.125% on amounts thereafter

* The Sub-Adviser for the Fund has agreed to waive 5% of its sub-advisory fee. From January 1, 2017 through December 31, 2017, the fee payable to the Sub-Adviser for the Fund was 0.285% on the first $250 million, 0.19% on the next $250 million, 0.1425% on the next $250 million and 0.1188% thereafter on the Fund’s average daily net assets. This voluntary fee waiver arrangement may be discontinued at any time.

Since they are paid by the Adviser, the sub-advisory fees form a portion of, and are not in addition to, the Advisory fees described in the Prospectus and above.  For the years ended December 31, 2017, December 31, 2016 and December 31, 2015 respectively, the Adviser paid the Sub-Advisers the following sub-advisory fees:

Sub-Advisor	2017		2016		2015
Northern Cross	$1,198,806		$1,124,353		$1,225,327
DSM Capital Partners	$808,723		$736,296		$793,834
Frontier Capital Management Company	$1,544,526		$1,351,766		$1,395,918
AJO	$280,012	**	$271,809	*	$261,413

*For the period October 1, 2016 through December 31, 2016, AJO waived $3,389 of its sub-advisory fees payable by the Adviser.

**For the period January 1, 2017 through December 31, 2017, AJO waived $14,001 of its sub-advisory fees payable by the Adviser.

Change of Sub-Advisers

The Corporation and the Adviser have received an exemptive order from the SEC that permits the Adviser to amend existing sub-advisory agreements, with the approval of the Corporation’s Board of Directors.  The exemption also permits the Adviser to enter into new sub-advisory agreements with Sub-Advisers that are not affiliated with the Adviser when approved by the Corporation’s Board of Directors without shareholder approval, subject to limitations on fee rate increases.  Shareholders of the Funds will be notified of any Sub-Adviser changes within 90 days of such change.

Distributor

M Holdings Securities, Inc. acts as the distributor (the “Distributor”) for each of the Funds.  The Distributor is a wholly-owned subsidiary of M Financial Group.  No fees are due the Distributor for these services.  The Distributor conducts a continuous offering and is not obligated to sell a specific number of shares.  The principal executive offices of the Distributor are in the same offices as the Corporation located at M Financial Plaza, Portland, OR.  The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934; as an investment advisor under the Investment Advisers Act of 1940; and is a member of the Financial Industry Regulatory Authority.

Custodian and Transfer Agent

Pursuant to a Custodian Agreement and a Transfer Agency and Service agreement with the Corporation, State Street Bank and Trust Company (“State Street”), Boston, MA, holds the cash and portfolio securities of the Corporation as custodian and acts as the Corporation’s transfer agent.

State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, and receiving and collecting income from investments, making all payments covering expenses of the Corporation, all as directed by persons authorized by the Corporation.  State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Corporation.  Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the Federal Reserve, Depository Trust Company, or Participant’s Trust Company book entry systems.  Pursuant to the Custodian Agreement and Rule 17f-5 under the 1940 Act, State Street acts as the Corporation’s global custody manager.  Portfolio securities purchased outside the United States will be maintained in the custody of various other custodians or subcustodians, including foreign banks and foreign securities depositories, which are selected and overseen by State Street in accordance with regulations under the 1940 Act.

Administrator

Pursuant to the Corporation’s Administration Agreement with State Street, State Street provides certain administrative services to the Corporation, such as calculating each Fund’s net asset value and standardized performance information; preparing annual and semi-annual reports to shareholders and the SEC; preparing various materials for filing with the SEC; preparing each Fund’s tax returns; monitoring compliance; and performing other administrative duties.

For the years ended December 31, 2017, December 31, 2016 and December 31, 2015, the Corporation incurred the following custody, fund accounting, transfer agency and administration fees payable to State Street:

Fund	2017	2016	2015
M International Equity Fund	$283,045	$389,551	$433,341
M Large Cap Growth Fund	$130,760	$170,454	$178,882
M Capital Appreciation Fund	$178,401	$181,924	$193,061
M Large Cap Value Fund	$96,106	$128,883	$128,047

Independent Registered Public Accounting Firm

BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, PA, 19103, serves as the Funds’ independent registered public accounting firm.

Legal Counsel

Eversheds Sutherland (U.S.) LLP, Washington, D.C., serves as counsel to the Corporation.

Brokerage Allocation and Other Practices

The Sub-Advisers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services.  Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliates of the Adviser or the Sub-Advisers.  Purchases and sales of certain portfolio securities on behalf of a Fund are frequently placed by a Sub-Adviser with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund.  Trading does, however, involve transaction costs.  Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices.  Purchases of underwritten issues may be made that will include an underwriting fee paid to the underwriter.

In placing orders for portfolio securities of a Fund, its Sub-Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution.  This means that the Sub-Adviser will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable in the circumstances.  While the Sub-Adviser generally seeks reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available.  Within the framework of this policy, the Sub-Advisers may consider such factors as (1) the market impact of a trade, (2) the execution capabilities of the broker or dealer, (3) the size of the transaction, (4) the difficulty of executing the transaction, (5) the operational facilities of the broker or dealer, and (6) the risk to the broker or dealer of positioning a block of securities. In addition, the Sub-Advisers may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Funds, the Sub-Advisers and their affiliates, or other clients of the Sub-Advisers or their affiliates.  Such research and investment services include statistical and economic data and research reports on particular companies and industries.  Such services are used by the Sub-Advisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the Funds may be used in managing other investment accounts.  Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Funds, and the services furnished by such brokers may be used by the Sub-Advisers in providing investment sub-advisory services to the Funds.

On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as its other advisory clients (including any other fund or other investment company or advisory account for which the Sub-Adviser or an affiliate acts as investment adviser), the Sub-Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution.  In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and such other customers.  In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.

Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates.  The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Directors.

The Funds paid the following brokerage commissions for the years ended December 31, 2017, December 31, 2016 and December 31, 2015, respectively:

Fund	2017	2016	2015
M International Equity Fund	$31,468	$70,569	$89,465
M Large Cap Growth Fund	$121,445	$90,751	$129,862
M Capital Appreciation Fund	$105,320	$93,405	$119,485
M Large Cap Value Fund	$27,677	$30,008	$35,743

As of December 31, 2017, the Funds owned securities of their “regular brokers or dealers” or their parents, as defined in Rule 10b-1under the 1940 Act as follows:

Value
M International Equity Fund State Street Bank and Trust Company	$16,930,394
M Large Cap Growth Fund State Street Bank and Trust Company	$318,055
M Capital Appreciation Fund State Street Bank and Trust Company	$24,325,830
M Large Cap Value Fund State Street Bank and Trust Company	$2,867,720

Capital Stock and Other Securities

The Corporation issues a separate class of shares for each Fund representing fractional undivided interests in that Fund.  The Board of Directors has authority to divide or combine the shares of any Fund into greater or lesser numbers without thereby changing the proportionate beneficial interests in the Fund.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared for the respective class and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities.  The shares of each class, when issued, will be fully paid and nonassessable and have no preemptive or conversion rights.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act, applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Corporation, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter.  Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or the matter does not affect any interest of such class or series.  However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal underwriting contracts and the election of Directors from the separate voting requirements of Rule 18f-2.

Under normal circumstances, the Corporation will redeem shares of the Funds in cash within seven days.  However, the right of a shareholder to redeem shares and the date of payment by the Corporation may be suspended for more than seven days for any period during which the NYSE is closed, other than the customary weekends or holidays, or when trading on the NYSE is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by rule, regulation or order permit.

Under Maryland law, the Corporation is not required to hold annual shareholder meetings and does not intend to do so.

Control Persons and Principal Shareholders

Shares of the Funds will be owned by insurance companies as depositors of separate accounts, which are used primarily to fund variable annuity contracts and variable life insurance contracts.  Persons or companies owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund within the meaning of the 1940 Act. As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other stockholders. As of March 29, 2018, John Hancock Variable Life Insurance Co. and Pacific Life Insurance Co. may each be deemed a control person of certain Funds in which their separate accounts hold more than 25% of the shares of such Funds reflected below:

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Pacific Life Insurance Co.	36.77%	30.8%	39.53%	31.68%
John Hancock Variable Life Insurance Co.	45.53%	52.79%	46.39%	50.68%

As of March 29, 2018, the following stockholders may be deemed a principal shareholder of certain Funds in which their separate accounts hold more than 5% of the shares of such Funds reflected below:

	M International Equity Fund	M Large Cap Growth Fund	M Capital Appreciation Fund	M Large Cap Value Fund
Pruco Life Insurance Co. of Arizona	6.15%	6.63%	x	5.52%
Voya American Equities, Inc.	5.48%	X	5.13%	x

The addresses of each control person or beneficial owner of the Funds’ shares are as follows:

Pacific Life Insurance Co., Newport Beach, CA

Pruco Life Insurance Co. of Arizona, Newark, NJ

John Hancock Variable Life Insurance Company, Charlestown, MA

Voya American Equities, Inc. Denver, Co.

Purchase, Redemption and Pricing of Shares

Determination of Net Asset Value

The net asset value per share, in accordance with procedures adopted by the Board of Directors, is calculated by determining the net worth of each Fund (assets, including securities at market value or amortized cost value, minus liabilities) divided by the number of that Fund’s outstanding shares.  All securities are valued as of the close of regular trading on the NYSE.  Each Fund will compute its net asset value once daily as of the close of such trading (usually 4:00 p.m., Eastern time).  In addition, the Funds may compute their net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Portfolio assets of the Funds are valued as follows:

(a)  securities and other investments traded on any U.S. exchange are valued at the last sale price on that exchange; if no sale occurs, securities traded on a U.S. exchange are valued at the most recent bid prices;

(b)  securities and other investments traded on the National Association of Securities Dealers Automated Quotation system (“NASDAQ”) are valued at the NASDAQ Official Closing Price; if no sale occurs, securities traded on NASDAQ are valued at the most recent bid prices;

(c)  securities mainly traded on a non-U.S. exchange are generally valued according to the latest closing values on that exchange prior to the closing of the NYSE; however, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Directors may decide to value the security based on fair value; the Board of Directors has approved the use of an independent fair value service for foreign securities, which may provide a fair value price on trading days when the S&P 500 Index moves more than 1%; the use of a fair value price  may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund’s NAV;

(d)  over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the most recent bid prices;

(e)  debt securities and other fixed-income investments of the Funds with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the Sub-Adviser and approved by the Board of Directors if those prices are deemed by the Sub-Adviser to be representative of market values at the close of business of the NYSE;

(f)  all other securities and other assets, including those for which a pricing service supplies no quotations or quotations are not deemed by the Sub-Adviser to be representative of market values, or for which market quotations are not readily available, but excluding debt securities with remaining maturities of 60 days or less, are valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors; and

(g)  debt securities with a remaining maturity of 60 days or less will be valued at their amortized cost, which approximates market value.

Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on each business day at the close of the exchange representing the principal market for such securities.  The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the daily exchange rates provided by recognized independent pricing agents or as determined in good faith by or under procedures established by the Board of Directors.

Trading in securities on European and Far Eastern securities exchanges and on over-the-counter markets is normally completed well before the close of business in the U.S. on each business day.  In addition, European or Far

Eastern securities trading generally or in a particular country or countries may not take place on all business days.  Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days that are not business days for the Corporation and days on which a Fund’s net asset value is not calculated.  Such calculation does not take place contemporaneously with the determination of the prices of a majority of the portfolio securities used in such calculation.  Events affecting the values of portfolio securities that occur between the closing of the exchange they principally trade on and the close of regular trading on the NYSE may be reflected in a Fund’s calculation of net asset value.

Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed, regardless of the impact of fluctuating interest rates on the market value of the security.  While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price a Fund would receive if it sold the security.  During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund or portfolio which uses available market quotations to value all of its portfolio securities.

Federal Tax Status of the Funds

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this Statement of Additional Information.  Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for federal income tax purposes.  The Corporation intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”) and to qualify as a regulated investment company each year.  If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Corporation intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes.  In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income tax on its earnings.

A Fund must meet several requirements to maintain its status as a regulated investment company.  These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or two or more issuers that are controlled by the Fund that are engaged in the same or similar trades or businesses or related trades or businesses.

Distributions to Avoid Federal Excise Tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum for: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the “excise tax avoidance requirements”).  To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings.  However, the excise tax does not apply to a regulated investment company, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life contracts or variable annuity contracts, certain qualified trusts, or parties that contributed in aggregate $250,000 or less in seed money to the Fund.  In order to avoid this excise tax, the Company intends that each of the funds will qualify for this exception each year or will make sufficient distributions to satisfy the excise tax avoidance requirements each year.

Section 817(h) Diversification Requirements

Each Fund also intends to comply with Section 817(h) of the Code and regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies’ separate accounts that are used to support variable life insurance contracts and variable annuity contracts.  A separate account may meet these requirements by investing solely in shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the Funds) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued thereunder.  These requirements are in addition to the diversification requirements of subchapter M and of the 1940 Act, and may affect the securities in which a Fund may invest.  In order to comply with future requirements of Section 817(h) (or related provisions of the Code), a Fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer.  Specifically, the regulations provide that, except as permitted by “safe harbor” described below, as of the end of each calendar quarter, or within 30 days thereafter:

•                  No more than 55% of a Fund’s total assets may be represented by any one investment

•                  No more than 70% by any two investments

•                  No more than 80% by any three investments

•                  No more than 90% by any four investments

Section 817(h) provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items, government securities and securities of other regulated investment companies.  For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment.  In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In addition, if for any taxable year a Fund fails to qualify as a regulated investment company, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  Likewise, if a Fund fails to comply with the diversification (or other) requirements of section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the Fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral.  Accordingly, compliance with the above requirements is carefully monitored by the Funds’ investment advisers and Sub-Advisers and each Fund intends to comply with these requirements as they exist or as they may be modified from time to time.  Compliance with the tax requirements described above may result in lower total return for a Fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Fund’s investment adviser and Sub-Advisers might otherwise select.

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of Foreign Issuers, may be subject to foreign income taxes withheld at the source.  In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more.  The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains.  The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known.  The Corporation intends that each Fund will operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax.  Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash.  Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency options contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.  Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash.  However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (this is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund.  These rules (1) could affect the character amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above.  To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, the Corporation seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund’s books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Investor Taxation

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in a Fund generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund Shares until amounts are withdrawn from the contract or plan.  For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.  For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.

Other Information

Financial Statements

BBD, LLP, acts as the Funds’ independent registered public accounting firm. The 2017 Financial Statements for the Funds, which are contained in the Corporation’s Annual Report to Shareholders, are incorporated by reference in this SAI.

Corporation Name

The Corporation’s Articles of Incorporation acknowledge that the Corporation adopted its name through permission of M Life Insurance Company (“M Financial Re”), an affiliate of the Adviser.  If the investment adviser to the Corporation is not the Adviser or another affiliate of M Financial Re, the Corporation will eliminate the name “M” from its name upon written request of M Financial Re.

Other Information

The Prospectus and this SAI do not contain all the information included in the registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus.  Certain portions of the registration statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC.  The registration statement, including exhibits, may be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and this SAI are parts, each such statement being qualified in all respects by such reference.

Appendix A

DESCRIPTION OF PROXY VOTING PROCEDURES

M Fund, Inc.

(the “Company”)

Proxy Voting Policies

Reliance on Sub-Advisers.  The sub-advisers (“Sub-Advisers”) to the various series (the “Funds”) of the Company are responsible for the day-to-day purchases and sales of portfolio securities for the Funds.  As a result, each Sub-Adviser will generally possess the best knowledge regarding the issuers of the securities held by the Fund that it manages, and is therefore in the best position to decide how to vote and should be responsible for voting proxies on such securities.  For similar reasons, it is the policy of the Company that a Sub-Adviser should follow its own policies and procedures for voting securities (“Sub-Adviser Policies”) for the Fund that it manages.

General Requirements for Sub-Adviser Policies.  In light of the Company’s policy to rely on the Sub-Adviser Policies, the Company generally does not have specific requirements for the content of Sub-Adviser Policies.  However, the Company will review the Sub-Adviser Policies to ensure that, under such Sub-Adviser Policies, proxies must be voted consistent with the best interests of each Fund as reasonably determined by the Sub-Adviser and that the Sub-Adviser has procedures in place that are reasonably designed to ensure that proxies for the Fund(s) that it manages will be so voted.

Compliance with Rules and Regulations.  Of course, it is the Company’s policy to comply with all applicable laws and regulations with respect to proxy voting.  To this end, the Company will request such information from the Sub-Advisers as is reasonably necessary to report all information regarding proxy voting that is required in filings with the Securities and Exchange Commission or that it is necessary so that reports may be made periodically to the Board of Directors of the Company.  The Company will also have standing instructions to the Sub-Advisers to inform the Company of (a) any deviations from its policies or exceptions made in actually voting, and (b) any material changes to its policies.

NORTHERN CROSS

PROXY POLICY

Northern Cross (the “Adviser”)’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.

1.             Statement of Law and Policy

A.            Law

Because a registered investment company (“fund”) is the beneficial owner of its portfolio securities, it has the right to vote proxies relative to its portfolio securities.  The Securities and Exchange Commission has stated that a fund’s board has the obligation to vote proxies.  As a practical matter, fund boards typically delegate this function to the fund’s adviser/sub-adviser.

Rule 206(4)-6 under the Investment Advisers Act of 1940 requires that a registered investment adviser with proxy voting authority generally must satisfy the following four requirements:  (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure the adviser votes client and fund securities in the best interests of clients and fund investors and addressing how conflicts of interest are handled; (ii) disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy if they request it; (iii) inform clients and fund investors as to how they can obtain information from the adviser on how their securities were voted; and (iv) retain certain records.

B.            Policy

The Adviser will vote all proxies delivered to it by the fund’s custodian.  The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders.  The Adviser contracts with Boston Investor Services, Inc. for the processing of proxies.

The Adviser will generally comply with the following guidelines:

•                  Routine Corporate Governance Issues

The Adviser will vote in favor of management.

Routine issues may include, but not be limited to, election of directors, appointment of auditors, changes in state of incorporation or capital structure.  In certain cases the Adviser will vote in accordance with the guidelines of specific clients.

•                  Non-routine Corporate Governance Issues

The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value.

Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues.

In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution.

In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.

•                  Non Voting of Proxies

The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.

•                  Conflicts of Interest

Should the Adviser have a conflict of interest with regard to voting a proxy, the Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.

•                  Record Keeping

The following records will be kept for each client:

•                  Copies of the Adviser’s proxy voting policies and procedures.

•                  Copies of all proxy statements received.

•                  A record of each vote the Adviser casts on behalf of the client along with any notes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.

•                  A copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor.

This proxy policy will be distributed to all clients of the Adviser and added to Part II of Form ADV.  A hard copy of the policy will be included in the Compliance Program and is available on request.

2.             Who is Responsible for Implementing this Policy?

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest.  The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements.  The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.

3.             Procedures to Implement this Policy

Conflicts of Interest

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

•                  A proponent of a proxy proposal has a business relationship with the Adviser or its affiliates;

•                  The Adviser or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

•                  An Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or

•                  An Adviser employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Adviser’s Portfolio Managers/Partners are primarily responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Adviser will discuss with the Compliance Officer and together shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Compliance Officer will determine whether a proposal is material as follows:

•                  Routine Proxy Proposals — Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Adviser, unless the Compliance Officer has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine” proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

•                  Non-Routine Proxy Proposals — Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Compliance Officer determines that the Adviser does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). The Adviser and the Compliance Officer will determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the Compliance Officer will consider whether the Adviser or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

•                  The Compliance Officer will record in writing the basis for any such determination.

DSM CAPITAL PARTNERS

PROXY VOTING POLICY

It is DSM’s policy that all proxies are to be voted solely in the best interests of the beneficial owners of the securities. DSM’s proxy voting policy may be amended from time to time.

DSM has contracted with an independent third party (currently, Institutional Shareholder Services, LLC) (the “Third Party Administrator”) to provide issue analysis and vote recommendations with respect to proxy proposals. The Third Party Administrator offers a U.S. policy, an International policy, a Canadian policy as well as specialty policies such as a Socially Responsible policy, a Faith—Based policy, a Taft-Hartley policy and a Public Fund policy, along with custom policies defined by its clients. In general, DSM utilizes the U.S. Policy and the International Policy. A copy of all policies can be found at www.issgovernance.com.

Each year, the Third Party Administrator undertakes a process to update the policies that inform its proxy voting recommendations. Typically, the Third Party Administrator has a policy formulation process that collects feedback from a diverse range of market participants through multiple channels: an annual Policy Survey of institutional investors and corporate issuers, roundtables with industry groups, and ongoing feedback during proxy season. The Third Party Administrator uses this input to develop draft policy updates on various governance issues, which are then published for open review and comment. This information is also available at www.issgovernance.com. Updates and revisions by the Third Party Administrator are reviewed by DSM to determine whether they are consistent with its principals.

Because the Third Party Administrator conducts issue analysis and makes vote recommendations based on its independent, objective analysis, the proxy voting process is designed to cast votes in the best interests of DSM’s clients.

While it is DSM’s policy to follow the vote recommendations of the Third Party Administrator, DSM retains the authority to vote differently than the recommendation on any proxy proposal. Below is a sample of DSM’s position on certain corporate issues. This sample is designed to give a general view of how DSM could vote a proxy in such a situation. However, this action is subject to an internal approval process, which includes a determination that the proxy decision is not influenced by any conflicts of interest. In instances in which the Third Party Administrator is unable to make a vote recommendation, DSM’s Proxy Voting Committee will, based on such advice as it deems necessary, determine the manner in which, if at all, to vote such proxy.

DSM, as a matter of policy, votes proxies for pooled investment vehicles that it manages, for ERISA accounts that require the investment manager to vote proxies, and as an accommodation to clients who ask DSM to vote their proxies. Clients may wish to vote their own proxies. DSM’s standard non-ERISA agreement includes a statement that DSM does not generally vote proxies for clients. Further, DSM does not vote proxies for unsupervised securities, or for proxies associated with securities that were transferred to DSM but subsequently sold because the securities were not in DSM’s model portfolio at that time. DSM also reserves the right to not accept a potential client account if DSM believes that a custom proxy policy is too undefined or too complex to implement.

Mutual Fund Proxies

DSM does not normally invest in stock mutual funds in the separate accounts of its clients and therefore does not generally take any action on these proposals.

Material Conflicts of Interest

DSM does not engage in any investment banking or corporate finance activities, nor does DSM produce research for publication. However, DSM personnel may have interests in securities, instruments, and companies that may be purchased or sold by DSM for its clients’ accounts.

The interests of DSM and/or its personnel may conflict with the interests of DSM clients in connection with any proxy issue. In addition, DSM may not be able to identify all of the conflicts of interest relating to any proxy matter.

If a potential conflict does arise, it is to be brought to the attention of the CCO to be resolved.

PROXY VOTING COMMITTEE

DSM has a Proxy Voting Committee (the “Committee”) comprised of Stephen Memishian, Daniel Strickberger, Christopher Bertoni and Russell Katz. The Committee is to administer DSM’s proxy voting policy. The Committee will meet as necessary to discuss proxy issues. In addition, on an annual basis, the Committee will review the proxy voting policy of the Third Party Administrator.

PROCEDURES

The Proxy Voting Committee will administer the voting of all client proxies. DSM has engaged the Third Party Administrator to assist in issue analysis and the voting of client proxies. Such entity will coordinate with each client’s custodian to help ensure that proxy materials reviewed by the custodians are processed in a timely fashion.

An analysis of proxy issues and vote recommendations will be provided, or be made available, to DSM, by the Third Party Administrator. The Proxy Voting Committee will notify the Third Party Administrator of any changes to the DSM policy voting policy or any deviations thereof.

Recordkeeping

DSM is required to maintain in an easily accessible place for five years all records relating to proxy voting. These records include the following:

•                  a copy of the proxy voting policy;

•                  a copy of each proxy statement received on behalf of DSM’s clients;

•                  a record of each vote cast on behalf of DSM’s Clients;

•                  a copy of all documents created by DSM’s personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

•                  a copy of each written request by a client for information on how DSM voted proxies, as well as a copy of any written response.

DSM reserves the right to maintain certain proxy records with the Third Party Administrator or any other entity in accordance with all applicable regulations.

Disclosure

Any client may obtain information about how DSM voted its security ballots (but not the security ballots of any other client) and/or a copy of DSM’s proxy voting policy, without cost, by calling 561-618-4000 or by writing to DSM at 7111 Fairway Drive, Suite 350, Palm Beach Gardens, Florida 33418, Attn: Legal and Compliance.

Specific Proxy Issues

As noted above, while it is DSM’s policy to follow the vote recommendations of the Third Party Administrator, DSM retains the authority to vote differently than the recommendation on any proxy proposal. The following are a sample of DSM’s position on certain corporate issues.

Operational Items — DSM generally supports policies that strengthen shareholders’ rights with regard to: annual and special shareholder meetings, ratification of auditors (unless auditor has a financial interest, has rendered an inaccurate opinion, has poor accounting practices, or if fees for non-audit services are excessive), maintaining shareholders’ ability to vote on transactions, compensation or other general corporate issues that may arise.

Board of Directors — DSM generally supports policies that allow for strong corporate governance, including a majority of independent directors and key committees that are chaired by independent directors. Declassified boards are generally supported and cumulative voting of stock is generally viewed on a case-by-case basis. DSM also normally supports liability protections for directors. DSM prefers stock ownership by boards, but does not require it.

DSM will typically vote on director nominees on a case-by-case basis, withholding or voting against a nominee for attending less than 75% of meetings. DSM also generally votes against directors who lack accountability and oversight coupled with sustained poor performance.

Proxy Contests — In contested elections, the following is commonly taken into account by DSM: the target company’s long-term financial performance relative to its industry, management’s track record, background to the proxy contest, qualifications of director nominees (both slates), stock ownership positions, evaluation of what each side is offering shareholders, and the likelihood that the proposed objectives and goals can be met. DSM generally supports confidential voting.

Mergers and Corporate Restructuring — For mergers, acquisitions, divestitures, joint ventures, private placements, spin-offs, DSM evaluates the merits and drawbacks of the proposed transaction, taking into consideration at least the following factors:

•                  Valuation - is the value to be received (or paid) reasonable. Emphasis is placed on the offer premium, market reaction and strategic rationale;

•                  Market Reaction - how has the market reacted to the proposed deal;

•                  Strategic Rationale - does the deal make sense strategically? Cost and revenue synergies should be reasonably achievable. Management needs to have a favorable track record of successful integration of historical acquisitions;

•                  Negotiations and process - is the process fair and equitable;

•                  Conflicts of interest — will insiders benefit from the transaction disproportionately and inappropriately vs. non  insider shareholders. Could these interests have influenced certain directors or officers to support or recommend the merger;

•                  Governance - will the combined company have better or worse governance than the current governance profiles of the respective parties to the transaction;

•                  Dilution to existing shareholders;

•                  Control issues, and

•                  Other financial issues.

FRONTIER CAPITAL MANAGEMENT COMPANY

PROXY VOTING STATEMENT AND GUIDELINES

As an investment adviser and fiduciary of client assets, Frontier utilizes proxy voting policies and procedures intended to pursue its clients’ best interest by protecting the value of clients’ investments.  Frontier recognizes that proxies have an economic value.  In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s).  Proxies are considered client assets and are managed with the same care, skill and diligence as all other client assets.  These written proxy policies and procedures are designed to reasonably ensure that Frontier votes proxies in the best interest of clients for whom Frontier has voting authority.

Arrangements with Outside Firms

Frontier has contracted with a third party vendor (the “proxy vendor”) to provide vote recommendations according to a set of pre-determined proxy voting policy guidelines.  Frontier has also contracted with the proxy vendor to act as agent for the proxy voting process and to maintain records on proxy voting for our clients.  The vendor has represented to Frontier that it uses its best efforts to ensure that its proxy voting recommendations are in accordance with these policies as well as relevant requirements of the ERISA and the U.S. Department of Labor’s interpretations thereof.

There may be occasional circumstances in which Frontier exercises its voting discretion.  Frontier’s action in these cases is described in the Conflicts of Interest section of these policies and procedures.

Proxy Voting Committee

Frontier has a Proxy Voting Committee that is responsible for deciding what is in the best interest of clients when determining how proxies are voted.  The Committee meets at least annually to review and re-approve the vendor’s proxy voting policies as well as Frontier’s own policies if it determines that they continue to be reasonably designed to be in the best interest of Frontier’s clients.  Any changes to the vendor’s voting guidelines must be reviewed, approved and adopted by the Committee before they will become effective for Frontier.

Account Set-Up

Except where the contract is silent, each client will designate in its investment management contract whether it would like to retain proxy voting authority or delegate that authority to Frontier.  If a client contract is silent on whether the client delegates proxy voting authority to Frontier, Frontier will be implied to have proxy voting authority.

Account Update

On a periodic basis, the agent for the proxy voting process will provide Frontier with a list of Frontier clients for which the agent is voting.  This is designed to ensure that the agent is voting for all clients for whom Frontier retains voting authority.  In that regard, Frontier will conduct a periodic reconciliation between its and the agent’s records.

Conflicts of Interest

As noted, Frontier has adopted the proxy vendor’s proxy voting guidelines.  The adoption of these proxy voting guidelines provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest.  Examples of such conflicts are when we vote a proxy solicited by an issuer who is a client of ours or with whom we have another business or personal relationship that may affect how we vote on the issuer’s proxy.  The intent of this policy is to remove any discretion that Frontier may have to interpret how to vote proxies in cases where Frontier has a material conflict of interest or the appearance of a material conflict of interest.

Although under normal circumstances Frontier is not expected to exercise its voting discretion or to override the vendor, the Proxy Voting Committee will monitor any situation where Frontier wishes to exercise its discretion.  In these situations, the Proxy Voting Committee, or an employee delegated by the Committee, will consider whether Frontier has a material conflict of interest.  If the Committee determines that a material conflict exists, Frontier will vote the proxy using either of the following two methods: (a) we will follow the recommendations of the proxy vendor; or (b) we will not take into consideration the relationship that gave rise to the conflict and will vote the proxy in the best interest of our clients.  If the Committee determines that a material conflict does not exist, then we may vote the proxy in our discretion.  Frontier’s General Counsel must approve any decision made on such a vote prior to the vote being cast.

Oversight

Proxy Vendor

On a periodic basis, Frontier will verify with the proxy vendor that it has provided Frontier with any changes in proxy voting guidelines.

Proxy Agent

On a periodic basis, Frontier will verify with the proxy agent that it has voted proxies for accounts for which Frontier delegated voting to the proxy agent.

Votes Cast Other than According to the Proxy Vendor’s Pre-Determined Policies

Frontier’s CCO, who is also the General Counsel will periodically confirm that all documentation regarding any decisions to vote other than according to the proxy vendor’s pre-determined policies are accurate and complete.

Client Disclosure

Clients may obtain information about how Frontier voted proxies for securities held in their account(s) by contacting Frontier at (617) 261-0777.

Upon a client’s request, the proxy agent will provide Frontier with the following information:

1.              The name of the issuer of the portfolio security

2.              The ticker symbol of the security

3.              The CUSIP of the security

4.              The shareholder meeting date

5.              A description of the matter voted on

6.              Whether the matter was proposed by the issuer or by a security holder

7.              Whether the account voted on the matter

8.              How each proxy proposal was voted (e.g., for or against the proposal, abstain; for or withhold authority regarding election of directors)

9.              Whether the vote that was cast was for or against management’s recommendation

Recordkeeping

Frontier will maintain in an easily accessible place for a period of six years, the first two years in an appropriate Frontier office, the following documents (except documents maintained on Frontier’s behalf by the proxy agent as specifically noted below):

1.              Frontier’s proxy voting policies and procedures and the proxy voting guidelines.

2.              Proxy statements received regarding client securities.  Frontier may satisfy this requirement by relying on the proxy agent, on Frontier’s behalf, to retain a copy of each proxy statement.

3.              Records of votes cast on behalf of its clients.  Frontier may satisfy this requirement by relying on the proxy agent to retain, on Frontier’s behalf, a record of the vote cast.

4.              A copy of any document created by Frontier personnel that was material to making a decision on how to vote proxies on behalf of a client or that memorialized the basis for that decision.

5.              A copy of each written client request for information on how Frontier voted proxies on behalf of the client, and a copy of any written response by Frontier to any written or oral client request for information on how Frontier voted proxies on behalf of the requesting client.

October 2016

AJO, LP

SUMMARY PROXY VOTING POLICIES

AJO exercises proxy voting responsibilities on behalf of many of its clients pursuant to express or implied authorization in the client’s investment management agreement; other clients retain this authority.

Proxy voting is administered by the firm’s Proxy Manager, and AJO’s proxy voting is overseen by the firm’s Proxy Oversight Committee. AJO has adopted and implemented policies and procedures reasonably designed to ensure proxies are voted in the best interests of clients, in accordance with AJO’s fiduciary duties and the requirements of ERISA and of SEC Rule 206(4)-6 under the Investment Advisers Act of 1940.

AJO uses a quantitative approach to investment management, using publicly available data and a proprietary investment model. AJO’s quantitative model does not include subjective analysis of companies and their officers and directors. Therefore, for detailed analyses of proxy issues, AJO will rely primarily on one or more independent third-party proxy voting services, and we will generally vote proxies in accordance with the recommendations we receive from these services. AJO has procedures in place to ensure the advice we receive is impartial and in the best interests of our clients. AJO votes each proxy individually and on rare occasions we will not follow the third-party recommendation. AJO will only vote against the recommendation where it is in the portfolio’s best interests to do so and where AJO has no material conflict of interest.

In some instances AJO may abstain from voting a client proxy, particularly when the effect on the client’s economic interest or the value to the portfolio is insignificant or the cost of voting the proxy outweighs the benefit to the portfolio.

M FUND, INC.

PART C

OTHER INFORMATION

Item 28.  Exhibits.

(a)                     Articles of Incorporation

(1)                                             The Articles of Incorporation of M Fund, Inc. (the “Registrant”) are incorporated by reference to exhibit (a) to the initial registration statement (“Registration Statement”) filed on August 7, 1995.

(2)                                             Articles Supplementary dated December 20, 2001 are incorporated by reference to Post-Effective Amendment (“PEA”) No. 17 to the Registration Statement filed on April 29, 2008.

(3)                                             Articles Supplementary dated February 1, 2002 are incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(b)                     By-Laws

(1)                                             The By-Laws of the Registrant dated February 2, 2005 are incorporated by reference to exhibit (b) to PEA No. 15 to the Registration Statement filed on April 28, 2006.

(c)                      Instruments Defining Rights of Security Holders

Not applicable.

(d)                     Investment Advisory Contracts

(1)                                             Investment Advisory Agreement dated September 1, 2001, between the Registrant, on behalf of its respective series, and M Financial Investment Advisers, Inc. (the “Adviser”) is incorporated by reference to PEA No. 8 to the Registration Statement filed on October 19, 2001.

(i)                                     Amendment to Investment Advisory Agreement dated October 12, 2009 between the Registrant, on behalf of its respective series, and the Adviser, is incorporated by reference to PEA No. 19 to the Registration Statement filed on February 26, 2010.

(ii)                                  Amendment to Investment Advisory Agreement dated March 1, 2011 between the Registrant, on behalf of its respective series, and the Adviser, is incorporated by reference to PEA No. 21 to the Registration Statement filed on April 29, 2011.

(iii)                               Amendment to Investment Advisory Agreement dated March 1, 2011 between the Registrant, on behalf of its respective series, and the Adviser, is incorporated by reference to PEA No. 23 to the Registration Statement filed on April 26, 2012.

(iv)                              Amendment to Investment Advisory Agreement dated May 1, 2013 between the Registrant, on behalf of its respective series, and the Adviser, is incorporated by reference to PEA No. 25 to the Registration Statement filed on April 25, 2013.

(2)                                             Investment Sub-Advisory Agreement dated June 20, 2011 between the Adviser and Northern Cross, LLC is incorporated by reference to PEA No. 23 to the Registration Statement filed on April 26, 2012.

(3)                                             Investment Sub-Advisory Agreement dated January 14, 2000, between the Adviser and Frontier Capital Management Company, LLC is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(i)                                     Amendment to Sub-Advisory Agreement between the Adviser and Frontier Capital Management Company, LLC, dated April 16, 2009 is incorporated by reference to PEA No. 19 to the Registration Statement filed on February 26, 2010.

(4)                                             Investment Sub-Advisory Agreement dated October 12, 2009 between the Adviser and DSM Capital Partners, LLC, is incorporated by reference to PEA No. 19 to the Registration Statement filed on February 26, 2010.

(5)                                             Investment Sub-Advisory Agreement between the Adviser and AJO, L.P. dated May 1, 2013 is incorporated by reference to PEA No. 25 to the Registration Statement filed on April 25, 2013.

(e)                      Underwriting Contracts

(1)                                             Principal Underwriting Agreement dated October 18, 2005 between the Registrant and M Holdings Securities, Inc. is incorporated by reference to PEA No. 16 to the Registration Statement filed on April 30, 2007.

(f)                       Bonus or Profit Sharing Contracts

Not applicable.

(g)                      Custodian Agreements

(1)                                             Custodian Agreement dated December 4, 1995, between the Registrant and State Street Bank and Trust Company (formerly Investors Bank & Trust Company) is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement filed on December 21, 1995.

(2)                                             Amendment dated July 23, 2002 to the Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(3)                                             Amendment dated March 28, 2003 to the Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to exhibit (g) to PEA No. 12 to the Registration Statement filed on April 29, 2004.

(4)                                             Amendment dated August 1, 2008 to the Custodian Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 18 to the Registration Statement filed on April 30, 2009.

(h)                     Other Material Contracts

(1)               (i)                   Transfer Agency and Service Agreement dated December 4, 1995, between the Registrant and State Street Bank and Trust Company (formerly Investors Bank & Trust Company) is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement filed on December 21, 1995.

(ii)                Amendment dated July 23, 2002 to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(iii)             Amendment dated July 1, 2003 to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(iv)            Amendment dated August 1, 2008 to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 18 to the Registration Statement filed on April 30, 2009.

(2)               (i)                   Administration Agreement dated December 4, 1995, between the Registrant and State Street Bank and Trust Company (formerly Investors Bank & Trust Company) is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement filed on December 21, 1995.

(ii)                Amendment dated July 23, 2002 to the Administration Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(iii)             Amendment dated July 1, 2003 to the Administration Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(iv)            Amendment dated December 1, 2003 to the Administration Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to exhibit (h) to PEA No. 12 to the Registration Statement filed on April 29, 2004.

(v)               Amendment dated August 1, 2008 to the Administration Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 18 to the Registration Statement filed on April 30, 2009.

(3)                                             Expense Limitation Agreement dated as of May 1, 2018, between the Registrant and the Adviser is filed herewith.

(4)               (i)                   Securities Lending Agreement dated November 1, 2000, between Registrant and State Street Bank and Trust is incorporated by reference to exhibit (h)(6) to PEA No. 16 filed on April 30, 2007.

(ii)              Amendment dated October 1, 2007 to the Securities Lending Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(iii)           Amendment dated December 1, 2014 to the Securities Lending Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to PEA No. 29 to the Registration Statement filed on April 28, 2015.

(i)                         Legal Opinion

(1)                                             Opinion and consent of counsel as to the Legality of the Securities Being Issued is incorporated by reference to the Pre-Effective Amendment No. 1 to the Registration Statement filed on December 21, 1995.

(2)                                             Consent of Eversheds Sutherland LLP is filed herewith.

(j)                        Other Opinions

(1)                                             Consent of BBD LLP is filed herewith.

(k)                     Omitted Financial Statements

Not applicable

(l)                         Initial Capital Agreements

Not applicable

(m)                 Rule 12b-1 Plan

Not applicable

(n)                     Rule 18f-3 Plan

Not applicable

(p)                     Code of Ethics

(1)                                             Code of Ethics for the Registrant and the Adviser dated August 31, 2015, is incorporated by reference to PEA No. 31 to the Registration Statement filed on April 25, 2016.

(2)                                             Code of Ethics of M Holdings Securities, Inc. dated May 2005 is incorporated by reference to PEA No. 17 to the Registration Statement filed on April 29, 2008.

(3)                                             Code of Ethics of Northern Cross, LLC dated February 2016, is incorporated by reference to PEA No. 31 to the Registration Statement filed on April 25, 2016.

(4)                                             Code of Ethics of Frontier Capital Management Company LLC dated October 2016, is incorporated by reference to PEA No. 33 to the Registration Statement filed on April 25, 2017.

(5)                                             Code of Ethics of DSM Capital Partners, LLC dated March 31, 2017, is incorporated by reference to PEA No. 33 to the Registration Statement filed on April 25, 2017.

(6)                                             Code of Ethics of AJO, L.P. dated April 1, 2017, is incorporated by reference to PEA No. 33 to the Registration Statement filed on April 25, 2017.

(q)                     Powers of Attorney

(1)                                             Powers of Attorney for Peter W. Mullin, Bruce Madding, Lawton Nease and Wayne Pierson is filed herewith.

Item 29.  Persons Controlled by or Under Common Control with M Fund, Inc.

None.

Item 30.  Indemnification.

Article X, “Indemnification”, of the Articles of Incorporation of the Registrant provides as follows:

The Corporation shall indemnify its officers and directors to the fullest extent permitted by law.

Article VIII, “Indemnification”, of the By-Laws of the Registrant provides as follows:

Section 1.  Every person who is or was a director, officer or employee of the Corporation or of any other corporation which he or she served at the request of the Corporation and in which the Corporation owns or owned shares of capital stock or of which it is or was a creditor shall have a right to be indemnified by the Corporation to the full extent permitted by applicable law, against all liability, judgments, fines, penalties, settlements and reasonable expenses incurred by him in connection with or resulting from any threatened or actual claim, action, suit or proceeding, whether criminal, civil, or administrative, in which he or she may become involved as a party or otherwise by reason of being or having been a director, officer or employee, except as provided in Article VIII, Sections 2 and 3 of these By-laws.

Section 2.  Disabling Conduct.  No such director, officer or employee shall be indemnified for any liabilities or expenses arising by reason of “disabling conduct,” whether or not there is an adjudication of liability.  “Disabling conduct” means willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of office.

Whether any such liability arose out of disabling conduct shall be determined: (a) by a final decision on the merits (including, but not limited to, a dismissal for insufficient evidence of any disabling conduct) by a court or other body, before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not eligible for indemnity because the liability arose by reason of disabling conduct; or (b) in the absence of such a decision, by a reasonable determination, based upon a review of the facts, that such person was not eligible for indemnity because the liability arose by reason of disabling conduct, (i) by the vote of a majority of a quorum of directors who are neither interested persons of the Corporation nor parties to the action, suit, or proceeding in question (“disinterested, non-party directors”), or (ii) by independent legal counsel in a written opinion if a quorum of disinterested, non-party directors so directs or if such quorum is not obtainable, or (iii) by majority vote of the stockholders of the Corporation, or (iv) by any other reasonable and fair means not inconsistent with any of the above.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that any liability or expense arose by reason of disabling conduct.

Section 3.  Directors’ Standards of Conduct.  No person who is or was a director shall be indemnified under this Article VIII for any liabilities or expenses incurred by reason of service in that capacity if an act or omission of the director was material to the matter giving rise to the threatened or actual claim, action, suit or proceeding; and such act or omission constituted disabling conduct.

Section 4.  Expenses Prior to Determination.  Any liabilities or expenses of the type described in Article VIII, Section 1 may be paid by the Corporation in advance of the final disposition of the claim, action, suit or proceeding, as authorized by the directors in the specific case, (a) upon receipt of a written affirmation by the indemnitee of his or her good faith belief that his or her conduct met the standard of conduct necessary for indemnification as authorized by this Article VIII, Section 2; (b) upon receipt of a written undertaking by or on behalf of the indemnitee to repay the advance, unless it shall be ultimately determined that such person is entitled to indemnification; and (c) provided that (i) the indemnitee shall provide security for that undertaking, or (ii) the Corporation shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of disinterested, non-party directors, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe the indemnitee ultimately will be found entitled to indemnification.

A determination pursuant to subparagraph (c)(iii) of this Article VIII, Section 4 shall not prevent the recovery from any indemnitee of any amount advanced to such person as indemnification if such person is subsequently determined not to be entitled to indemnification; nor shall a determination pursuant to said subparagraph prevent the payment of indemnification if such person is subsequently found to be entitled to indemnification.

Section 5.  Provisions Not Exclusive.  The indemnification provided by this Article VIII shall not be deemed exclusive of any rights to which those seeking indemnification may be entitled under any law, agreement, vote of stockholders, or otherwise.

Section 6.  General.  No indemnification provided by this Article shall be inconsistent with the 1940 Act or the Securities Act of 1933.

Any indemnification provided by this Article shall continue as to a person who has ceased to be a director, officer, or employee, and shall inure to the benefit of the heirs, executors and administrators of such person.  In addition, no amendment, modification or repeal of this Article shall adversely affect any right or protection of an indemnitee that exists at the time of such amendment, modification or repeal.

*                        *                        *

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to Directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of the Investment Adviser.

Any other business, profession, vocation or employment of a substantial nature in which each investment adviser of M Fund, Inc. and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee is described in each investment adviser’s Form ADV as currently on file with the SEC, the text of which is hereby incorporated by reference.

Investment Adviser	File No.

M Financial Investment Advisers, Inc.	801-50553
Northern Cross, LLC	801-62668
Frontier Capital Management Company, LLC	801-15724
DSM Capital Partners, LLC	801-60423
AJO, L.P.	801-22950

Item 32.  Principal Underwriters.

(a)                                 M Holdings Securities, Inc. does not act as a principal underwriter, depositor or investment adviser for any investment company other than the Registrant.

(b)                                 Set forth below are the names, principal business addresses and positions of each director and officer of M Holdings Securities, Inc.  Unless otherwise noted, the principal business address of these individuals is 1125 NW Couch Street, Suite 900, Portland, OR 97209.  None of the officers and directors of M Holdings Securities, Inc. serve as officers and directors of the Funds.

Name	Positions and Offices with M Holdings Securities, Inc.
Westley V. Thompson	Director
Andrew P. Graves	Director
Randall M. O’Connor	Director
Bridget McNamara-Fenesy	President, Chief Executive Officer
Sara Andres	Vice President, Chief Compliance Officer
Valerie Bolch Pimenta	Vice President, Chief Operations Officer
Maria R. Rogers	Financial Operations Officer
David W. Schutt	Secretary
Kevin B. Kukar	Treasurer

Item 33.  Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder by M Fund, Inc. will be maintained by the following entities:

For each series of the Registrant:

M Fund, Inc.

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

M Financial Investment Advisers, Inc.

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

M Holdings Securities, Inc.

1125 NW Couch Street, Suite 900

Portland, Oregon 97209

State Street Bank and Trust Company

ATTN: Fund Administration — Legal

1 Lincoln Street, SUM0703

Boston, Massachusetts 02111

For the M International Equity Fund:

Northern Cross, LLC

125 Summer Street, Suite 1410

Boston, Massachusetts 02110

For the M Capital Appreciation Fund:

Frontier Capital Management Company LLC

99 Summer Street

Boston Massachusetts 02110

For the M Large Cap Value Fund:

AJO, L.P.

230 South Broad Street, 20th Floor

Philadelphia, Pennsylvania 19102

For the M Large Cap Growth Fund:

DSM Capital Partners, LLC

7111 Fairway Drive, Suite 350

Palm Beach Gardens, Florida 33418

Item 34.  Management Services.

Not applicable.

Item 35.  Undertakings.

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 35 to this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 35 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Portland, and State of Oregon on the 24th day of April, 2018.

M FUND, INC.

By:	/s/ Bridget McNamara-Fenesy
Bridget McNamara-Fenesy
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 24, 2018.

Signature	Title

/s/ Bridget McNamara-Fenesy	President
Bridget McNamara-Fenesy	(Principal Executive Officer)

/s/ David Lees	Secretary and Treasurer
David Lees	(Principal Financial and Accounting Officer)

/s/ Peter W. Mullin*	Director
Peter W. Mullin

/s/ Bruce Madding*	Director
Bruce Madding

/s/ Lawton Nease*	Director
Lawton Nease

/s/ Wayne Pierson*	Director
Wayne Pierson

*By:	/s/ David Lees
David Lees
Attorney-In-Fact
April 24, 2018

*Powers of Attorney for Peter W. Mullin, Bruce Madding, Lawton Nease and Wayne Pierson are filed herewith as exhibit (q1).

M FUND, INC.

EXHIBIT INDEX

Exhibits for Item 28 of Form N-1A

Exhibit Number	Exhibit Description
(h)(3)	Expense Limitation Agreement
(i)(2)	Consent of Eversheds Sutherland LLP
(j)(1)	Consent of BBD LLP
(q)(1)	Powers of Attorney for Peter W. Mullin, Bruce Madding, Lawton Nease and Wayne Pierson